ANNUAL REPORT OCTOBER 31, 2001


JPMORGAN FUNDS


[GRAPHIC]


TAX AWARE FUNDS

TAX AWARE ENHANCED INCOME FUND

TAX AWARE U.S. EQUITY FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND


[LOGO]JPMORGAN FLEMING
      ASSET MANAGEMENT

CONTENTS

President's Letter                                                             1

Tax Aware Enhanced Income Fund
Fund Commentary                                                                2

Tax Aware U.S. Equity Fund
Fund Commentary                                                                4

Tax Aware Disciplined Equity Fund
Fund Commentary                                                                7

Tax Aware Small Company Opportunities Fund
Fund Commentary                                                               10

Fleming Tax Aware International Opportunities Fund
Fund Commentary                                                               13

Portfolio of Investments                                                      16

Financial Statements                                                          43

Notes to Financial Statements                                                 49

HIGHLIGHTS

- At the start of the reporting period, the year ahead was shaping up to be a period of adjustment.

- Prior to September 11th, the U.S. economy appeared to be heading, ineluctably, toward a recession.

-    After the attacks, an already trembling economy was beginning to quake.

             NOT FDIC INSURED   May lose value / No bank guarantee
     JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan TAX AWARE FUNDS

PRESIDENT'S LETTER
                                                               December 3, 2001

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Tax Aware Funds for the year ended October 31, 2001.

THE ECONOMY IN CONTEXT

At the beginning of this reporting period, the year ahead was shaping up to be what the more phlegmatic among us might call "a period of adjustment." That it was, in more ways than we could have hoped for, or imagined.

The Internet bubble had long since burst, spilling its infectious contents across the economic landscape. "New Economy" stocks had begun to look very old. "Old Economy" stocks, for the most part, just looked older.

Consumer confidence was falling rapidly. Unemployment was rising. The manufacturing sectors were just beginning what has become a protracted period of capacity under-utilization. The U.S. economy appeared to be heading toward a recession.

All this, and we started this period in the midst of a highly contentious presidential election that most thought would be the talk of Washington for years to come.

LOOKING FORWARD

Aided by abundant liquidity, among other stimuli, our economy should begin to recover fairly quickly, perhaps as early as the second quarter of 2002. The global economy should soon follow suit.

As a more than casually interested observer, however, what will be more interesting to watch is how our business community acclimates to what has become a dramatically different domestic and international operating environment. Those companies that do so quickly and well will no doubt prosper, as will investors in them.

We intend to be amongst this latter group and have increased our already considerable efforts toward identifying such enterprise, well before the pack.

Finally, I would like to offer our condolences to those who have suffered personal loss as a result of the September 11th attacks. At JPMorgan Fleming Asset Management, we are determined not to let these events distract us from our task of maximizing returns for our investors.

Sincerely,

/s/ George Gatch

George Gatch
President
JPMorgan Funds

JPMorgan TAX AWARE ENHANCED INCOME FUND
        AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high current income consistent with low volatility of principal, had a total return of 5.63% (Institutional shares) for the year ended October 31, 2001. This compares to the 9.92% return from the Lipper Short-Intermediate Investment Grade Debt Funds Average.

HOW THE FUND WAS MANAGED

As the reporting period ended, U.S. interest rate markets continued to produce solid absolute returns. The month of October capped a period that was -- from beginning to end -- one of the most dramatic and eventful in recent memory. In fact, on October 31, the U.S. Treasury announced that it would discontinue the issuance of 30-year Treasury bonds. It remains to be seen how this will affect the bond market going forward.

The management team focused on two key issues during the reporting period: the relative value in the municipal markets versus the taxable alternatives and the duration positioning. The municipal bond market's supply/demand dynamics improved early in the period after an anticipated supply bulge failed to materialize and liquidity improved. Although the municipal bond market was volatile, municipals were relatively cheap in comparison with taxable securities and therefore offered excellent value. The attractive pricing combined with the management team's constructive outlook on the sector prompted them to move the Fund to an overweight position in municipals.

In the wake of the terrorist attacks, tax exempt yields declined only marginally despite the rally in the Treasury market. Given the scenario of falling rates and steeper municipal yield curve, issuers have flooded the market with short-term tax-exempt supply, keeping the market from advancing further. In particular, New York City and other agency borrowing has increased dramatically. Despite the low interest rate environment, the management team believes that for the foreseeable future municipals will have a higher relative value than taxables and they have moved tax-exempt holdings to their maximum weighting. They used a barbell strategy, investing in a combination of short municipal floating rate notes and intermediate municipals in the three- and five-year part of the yield curve. Spreads widened on airport bonds and select New York credits after the attack; however, exposure to these was not material. We actively managed duration, ending the quarter with a slight long duration bias.

LOOKING AHEAD

Given the current economic and political situation, the management team believes the Fed will further lower interest rates. In keeping with the overall tax-aware strategy, they will maintain a duration longer than the benchmark and will continue to actively manage duration. Furthermore, because municipals have under-performed during this declining interest rate cycle, they will wait for the relationship between municipal and taxable securities to return to a more normal range. Once they see more relative value, they will seek opportunities to trade these securities.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE
                                                                 INCEPTION
                                                     1 YEAR      (4/16/99)
INSTITUTIONAL SHARES                                  5.63%        4.62%
SELECT SHARES                                         5.47%        4.41%

LIFE OF FUND PERFORMANCE (4/30/99 TO 10/31/01)

[CHART]

                        JPMORGAN TAX AWARE                  LIPPER SHORT-INTERMEDIATE INVESTMENT    MERRILL LYNCH 3-MONTH
                ENHANCED INCOME FUND (INSTITUTIONAL)             GRADE DEBT FUNDS AVERAGE             U.S. TREASURY BILL
 4/30/1999                 $1,000,000                                     $1,000,000                      $1,000,000
 5/31/1999                 $1,002,800                                       $994,100                      $1,003,900
 6/30/1999                 $1,000,794                                       $994,299                      $1,008,116
 7/31/1999                 $1,004,197                                       $993,205                      $1,012,250
 8/31/1999                 $1,007,611                                       $993,503                      $1,016,299
 9/30/1999                 $1,011,037                                     $1,001,550                      $1,021,075
10/31/1999                 $1,014,576                                     $1,003,854                      $1,025,057
11/30/1999                 $1,017,924                                     $1,005,761                      $1,029,158
12/31/1999                 $1,021,690                                     $1,004,957                      $1,033,789
 1/31/2000                 $1,020,260                                     $1,001,439                      $1,038,234
 2/29/2000                 $1,023,831                                     $1,008,550                      $1,042,802
 3/31/2000                 $1,032,943                                     $1,017,727                      $1,048,225
 4/30/2000                 $1,031,084                                     $1,016,201                      $1,053,152
 5/31/2000                 $1,034,899                                     $1,016,912                      $1,059,576
 6/30/2000                 $1,043,799                                     $1,033,081                      $1,064,132
 7/31/2000                 $1,047,870                                     $1,039,693                      $1,068,921
 8/31/2000                 $1,052,061                                     $1,050,402                      $1,074,479
 9/30/2000                 $1,056,269                                     $1,059,330                      $1,080,174
10/31/2000                 $1,060,706                                     $1,060,707                      $1,085,791
11/30/2000                 $1,064,842                                     $1,071,951                      $1,091,763
12/31/2000                 $1,074,532                                     $1,088,244                      $1,097,767
 1/31/2001                 $1,078,723                                     $1,104,350                      $1,105,012
 2/28/2001                 $1,082,391                                     $1,112,522                      $1,109,212
 3/31/2001                 $1,091,699                                     $1,119,086                      $1,114,314
 4/30/2001                 $1,089,953                                     $1,118,415                      $1,119,217
 5/31/2001                 $1,099,108                                     $1,124,343                      $1,123,582
 6/30/2001                 $1,102,625                                     $1,128,053                      $1,126,840
 7/31/2001                 $1,106,044                                     $1,146,891                      $1,130,559
 8/31/2001                 $1,112,569                                     $1,155,378                      $1,134,177
 9/30/2001                 $1,116,574                                     $1,167,625                      $1,139,054
10/31/2001                 $1,120,482                                     $1,181,170                      $1,142,015

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund commenced operations on 4/16/99. The Select Class was introduced on 5/6/99. Performance prior to introduction is based upon historical expenses of the predecessor Institutional Shares.

The Fund is currently being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized, returns would have been lower.

The chart illustrates comparative performance for $1,000,000 invested in the Fund (Institutional Shares) Lipper Short-Intermediate Investment Grade Debt Funds Average and Merrill Lynch 3-month U.S. Treasury Bill from April 30, 1999 to October 31, 2001. The performance of the Funds assumes the reinvestment of all distributions and capital gains and does not include sales charges. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Merrill Lynch 3-Month U.S. Treasury Bill is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market.

                                  (UNAUDITED)

JPMorgan TAX AWARE U.S. EQUITY FUND
        AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

For the 12 month period ended October 31, 2001, the Fund, which seeks capital appreciation while minimizing capital gains distributions, fell 23.76% (Select shares). This compares with a loss of 24.89% for the S&P 500 Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED

For much of the past year, the U.S. economy was sliding slowly into what many expected to be a relatively mild recession. The terrorists attacks of September 11 served to speed this process rapidly along.

After the attacks, consumer confidence, which had already been damaged by growing unemployment and associated fears about job security, fell precipitously, to its lowest level in seven years. It didn't help that third quarter 2001 growth was negative, the first negative quarter that the U.S. economy has experienced since 1993.

On the plus side, the Federal Reserve Board was aggressive in cutting interest rates, making nine rate cuts this year through October 31. Interest rates ended the period at 2.5%, the lowest they have been in 40 years. And, while corporate earnings were down substantially from last year, there were few surprises, signaling that earnings may have hit bottom, or soon might. Investors responded to these developments and others by re-entering the equity markets, with October 31 seeing a 12.8% increase in the Nasdaq and 1.8% in the S&P 500 Index.

During this period, the fund was positioned to limit or eliminate exposure to sectors that likely would be negatively impacted by a recession, such as travel, airlines and the like. As such, we were not greatly impacted when these sectors were hurt in the aftermath of September 11. We were also helped by our overweighting in the property/casualty insurance sector, which fell immediately after September 11, but rebounded strongly on expectations of higher premiums and earnings going forward.

Overall, however, performance was helped most by our avoiding or underweighting many of the sectors that fell during the year, particularly in technology, where we had little or no exposure to such names as Corning, Hewlett-Packard, Enron and Broadcomm, to name a few. Conversely, we were hurt by continuing to hold notable positions in former star performers Cisco, Sun Microsystems and EMC, all of which suffered substantial declines over the past 12 months.

LOOKING AHEAD

The risk of a negative event (or events) surfacing to roil an already unstable market environment is all too real. On the other hand, the market is presently awash in liquidity and, if corporate earnings stabilize or improve and consumers regain confidence in them, we probably will see a turnaround in the U.S. equity markets and the domestic economy sometime next year.

Even so, we do not expect strong economic growth for some time yet to come. As such, we are leaning more toward those price-conscious companies that tend to do reasonably well in a weak economy, such as TJX and Wal-Mart, while avoiding their higher end counterparts, such as Tiffany's.

From a tax aware standpoint, we have again managed the fund's gains and losses so there will be losses to carry over and balance future gains. The dismal stock market performance of the past year and more has, in fact, provided us with the greatest flexibility we have ever had with which to buy and sell equities without fear of triggering a capital gains distribution.

                                  (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Industrial Cyclical                                 12.7%
Finance                                             12.6%
Pharmaceuticals                                     12.6%
Energy                                               8.5%
Telecommunications                                   6.2%
Retail                                               6.0%
Insurance                                            5.9%
Consumer Cyclical                                    5.5%
Consumer Services                                    5.1%
Software & Services                                  5.0%
Systems Hardware                                     4.3%
Basic Materials                                      3.7%
Utilities                                            3.6%
Semiconductors                                       3.1%
Consumer Staples                                     2.4%
Network Technology                                   1.7%
Cash Equivalents & Short Term Paper                  1.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. EXXON MOBIL CORP. (4.6%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

2. GENERAL ELECTRIC CO. (4.0%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

3. TYCO INTERNATIONAL LTD (BERMUDA) (4.0%) A diversified manufacturing and service company with operations around the world. The Company manufactures, services and installs electrical and electronic components, undersea telecommunications systems and fire protection and security systems. The Company also manufactures flow control valves, healthcare and specialty products and plastics.

4. MICROSOFT CORP. (3.8%) Develops, manufactures, licenses, sells and supports software products.

5. CITIGROUP, INC. (2.8%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

6. WAL-MART STORES, INC. (2.7%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

7. PHILIP MORRIS COMPANIES, INC. (2.7%) Through its subsidiaries, the Company provides a complete range of manufacturing and selling of a variety of consumer products. It also provides tobacco products, as well as packaged foods such as cheese, processed meat products, coffee, and grocery products.

8. PFIZER, INC. (2.2%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

9. CHEVRONTEXACO CORP. (2.2%) An integrated energy company with operations in countries located around the world. The Company conducts operations in oil and gas exploration and production, oil and gas refining and marketing, power, and chemical manufacturing.

10. INTERNATIONAL BUSINESS MACHINES CORP. (2.1%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

Top 10 equity holdings comprised 31.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE
                                                                  INCEPTION
                                                      1 YEAR      (12/18/96)
CLASS A SHARES
   WITHOUT SALES CHARGE                               (7.38%)      10.09%
   WITH SALES CHARGE                                 (12.71%)       8.76%

CLASS B SHARES
   WITHOUT CDSC                                       (8.09%)       9.92%
   WITH CDSC                                         (12.67%)       9.63%

CLASS C SHARES
   WITHOUT CDSC                                       (8.16%)       9.90%
   WITH CDSC                                          (9.07%)       9.90%

INSTITUTIONAL SHARES                                 (23.67%)       9.97%

SELECT SHARES                                        (23.76%)      10.05%

LIFE OF FUND PERFORMANCE (12/31/96 TO 10/31/01)

[CHART]

                      JPMORGAN TAX AWARE              S&P 500                   LIPPER LARGE-CAP
                   U.S. EQUITY FUND (SELECT)           INDEX                   CORE FUNDS AVERAGE
12/31/1996                 $1,000,000                $1,000,000                    $1,000,000
 1/31/1997                 $1,070,300                $1,062,400                    $1,053,100
 2/28/1997                 $1,073,297                $1,070,793                    $1,050,994
 3/31/1997                 $1,030,687                $1,026,890                    $1,007,062
 4/30/1997                 $1,078,202                $1,088,093                    $1,058,422
 5/31/1997                 $1,144,511                $1,154,576                    $1,122,669
 6/30/1997                 $1,189,033                $1,205,954                    $1,168,137
 7/31/1997                 $1,306,866                $1,301,828                    $1,259,368
 8/31/1997                 $1,243,483                $1,228,925                    $1,198,667
 9/30/1997                 $1,296,952                $1,296,147                    $1,258,960
10/31/1997                 $1,244,426                $1,252,856                    $1,219,177
11/30/1997                 $1,289,972                $1,310,863                    $1,257,946
12/31/1997                 $1,303,001                $1,333,410                    $1,277,319
 1/31/1998                 $1,323,849                $1,348,078                    $1,289,325
 2/28/1998                 $1,411,355                $1,445,274                    $1,380,223
 3/31/1998                 $1,478,959                $1,519,272                    $1,443,437
 4/30/1998                 $1,510,756                $1,534,769                    $1,459,748
 5/31/1998                 $1,488,850                $1,508,371                    $1,428,801
 6/30/1998                 $1,541,556                $1,569,611                    $1,483,524
 7/31/1998                 $1,527,528                $1,552,973                    $1,465,277
 8/31/1998                 $1,312,299                $1,328,568                    $1,242,701
 9/30/1998                 $1,404,947                $1,413,729                    $1,314,778
10/31/1998                 $1,515,517                $1,528,524                    $1,414,175
11/30/1998                 $1,623,270                $1,621,153                    $1,497,470
12/31/1998                 $1,708,816                $1,714,531                    $1,598,400
 1/31/1999                 $1,763,840                $1,786,199                    $1,657,221
 2/28/1999                 $1,701,929                $1,730,648                    $1,602,864
 3/31/1999                 $1,781,920                $1,799,874                    $1,669,864
 4/30/1999                 $1,868,878                $1,869,529                    $1,723,633
 5/31/1999                 $1,821,782                $1,825,408                    $1,682,956
 6/30/1999                 $1,927,810                $1,926,718                    $1,779,389
 7/31/1999                 $1,863,806                $1,866,604                    $1,729,744
 8/31/1999                 $1,837,713                $1,857,271                    $1,712,447
 9/30/1999                 $1,781,663                $1,806,382                    $1,671,862
10/31/1999                 $1,879,832                $1,920,726                    $1,775,016
11/30/1999                 $1,930,964                $1,959,717                    $1,822,941
12/31/1999                 $2,021,719                $2,074,948                    $1,953,464
 1/31/2000                 $1,985,530                $1,970,786                    $1,869,269
 2/29/2000                 $1,975,404                $1,933,538                    $1,875,064
 3/31/2000                 $2,156,351                $2,122,638                    $2,033,132
 4/30/2000                 $2,032,792                $2,058,747                    $1,964,819
 5/31/2000                 $1,970,386                $2,016,542                    $1,909,214
 6/30/2000                 $2,022,601                $2,066,149                    $1,973,364
 7/31/2000                 $2,032,714                $2,033,917                    $1,943,961
 8/31/2000                 $2,150,611                $2,160,224                    $2,078,288
 9/30/2000                 $2,063,942                $2,046,164                    $1,967,100
10/31/2000                 $2,067,037                $2,037,570                    $1,933,266
11/30/2000                 $1,913,870                $1,877,009                    $1,761,399
12/31/2000                 $1,917,506                $1,886,207                    $1,779,013
 1/31/2001                 $1,983,085                $1,953,167                    $1,823,132
 2/28/2001                 $1,793,304                $1,775,234                    $1,643,918
 3/31/2001                 $1,668,131                $1,662,861                    $1,534,762
 4/30/2001                 $1,798,412                $1,791,899                    $1,652,478
 5/31/2001                 $1,813,519                $1,803,905                    $1,659,253
 6/30/2001                 $1,769,088                $1,760,070                    $1,611,301
 7/31/2001                 $1,757,942                $1,742,821                    $1,587,776
 8/31/2001                 $1,657,916                $1,633,895                    $1,491,557
 9/30/2001                 $1,542,690                $1,502,040                    $1,371,785
10/31/2001                 $1,576,013                $1,530,729                    $1,400,867

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales Charge on Class A Shares: 5.75%.

Class B Shares CDSC: 5% for the one year period, 2% for the period since inception.

Class C Shares CDSC: 1% for the one year period. 0% thereafter.

The Fund commenced operations on 12/18/96. Institutional Shares, and Class A, B and C Shares were introduced on 9/15/00 and 4/16/01, respectively. Performance prior to introduction is based upon historical expenses of the predecessor Select Shares.

The Fund is currently being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized, returns would have been lower.

The chart illustrates comparative performance for $1,000,000 invested in the Fund (Select Shares), S&P 500 Index and the Lipper Large-Cap Core Funds Average from December 31, 1996 to October 31, 2001. The performance of the Funds assumes the reinvestment of all distributions and capital gains and does not include sales charges. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The S&P 500 Index is an unmanaged index that measures U.S. stock market performance using the average performance of 500 widely held stocks.

                                  (UNAUDITED)

JPMorgan TAX AWARE DISCIPLINED EQUITY FUND
        AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

For the 12 month period ended October 31, 2001, the Fund, which seeks total return through tax-efficient investment strategies, fell 23.55%. This compares with a loss of 24.89% for the S&P 500 Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED

The past 12 months was an extremely volatile period for U.S. equities, even before the September 11th terrorist attacks on the World Trade Center and the Pentagon.

The economy was slowing and was showing signs of entering a mild recession late in 2001, or early 2002. In an effort to get it going again, the Federal Reserve Board cut interest rates nine times in 2001 (through October) to 2.5%, the lowest rates had been in about 40 years. And, the government passed a fairly significant tax cut, again with the aim of stimulating what had become a very sluggish economy.

September 11 changed just about everything. If there had been any doubt before, there was little after that our economy was, in fact, in recession. Whole sectors, notably those travel-related, were shaken to their cores. In many cases, the cost of doing business went up substantially.

For our part, we passed through the market's post-September 11th gyrations little scathed, the exception being a relatively small exposure to the negatively impacted travel-related industries. In fact, we did very well on a relative basis, benefiting from investors' renewed interest in highly disciplined, fundamental investment analysis, of the sort that we have practiced for many years.

The portfolio benefited most from investments in the utility and energy sectors. In the former case, investments in Pacific Gas & Electric and Edison International turned out very well. We bought these companies during the California energy crises, at a point when our analyst thought they had been punished too severely. It turned out to be a good call, as these stocks subsequently did very well.

In the energy sector, we benefited from holding Chevron/Texaco, which did well over this period, and from underweighting Enron, which fell a great deal after investors and customers lost confidence in management. We also benefited from holding Philip Morris, which rose on pro-business presidential election news, and from holding two stocks in the healthcare field that were taken over during the period.

The most significant negative impact on performance came from our overweightings in the telecommunications and technology sectors, specifically those companies in the broadband sub-sector, which performed miserably. Here, massive over-capacity, coupled with high license fees, few new products and slack demand, resulted in substantial share price erosion. Global Crossing, Level 3 Communications, Qwest and certain other fund holdings suffered in this regard.

LOOKING AHEAD

The present geopolitical atmosphere is too unstable to expect anything less than continued volatility over the next few months. However, an economic recovery in the U.S. should not be far off, perhaps as early as the second quarter of 2002, or shortly thereafter. Aiding expectations are very low interest rates, massive fiscal spending in response to the terrorist attacks, lower taxes and what promises to be the largest round of mortgage refinancings in history.

We don't expect to make many, if any, major changes to the fund in response to any of the above, as we believe the portfolio to be well positioned amongst a array of high quality, fundamentally sound stocks that are currently undervalued relative to their longer-term earnings potential.

                                  (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Finance                                    13.5%
Pharmaceuticals                            12.4%
Industrial Cyclical                         9.6%
Energy                                      7.8%
Telecommunications                          7.2%
Consumer Cyclical                           6.5%
Software & Services                         6.0%
Retail                                      5.9%
Consumer Services                           5.2%
Insurance                                   4.8%
Systems Hardware                            3.9%
Consumer Staples                            3.9%
Semiconductors                              3.8%
Utilities                                   2.8%
Basic Materials                             2.6%
Health Services & Systems                   2.3%
Network Technology                          1.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (4.1%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. MICROSOFT CORP. (3.8%) Develops, manufactures, licenses, sells and supports software products.

3. CITIGROUP, INC. (3.6%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

4. PFIZER, INC. (3.1%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

5. EXXON MOBIL CORP. (3.1%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

6. INTERNATIONAL BUSINESS MACHINES CORP. (2.3%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

7. WAL-MART STORES, INC. (2.1%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

8. AMERICAN INTERNATIONAL GROUP, INC. (2.0%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas

9. PHILIP MORRIS COMPANIES, INC. (2.0%) Through its subsidiaries, the Company provides a complete range of manufacturing and selling of a variety of consumer products. It also provides tobacco products, as well as packaged foods such as cheese, processed meat products, coffee, and grocery products.

10. TYCO INTERNATIONAL LTD (BERMUDA) (1.9%) A diversified manufacturing and service company with operations around the world. The Company manufactures, services and installs electrical and electronic components, undersea telecommunications systems and fire protection and security systems. The Company also manufactures flow control valves, healthcare and specialty products and plastics.

Top 10 equity holdings comprised 28.0% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE
                                                                 INCEPTION
                                                    1 YEAR       (1/30/97)
TAX AWARE DISCIPLINED EQUITY FUND                  (23.55%)        8.67%

LIFE OF FUND PERFORMANCE (1/30/97 TO 10/31/01)

[CHART]

                           JPMORGAN TAX AWARE               S&P 500                  LIPPER LARGE-CAP
                         DISCIPLINED EQUITY FUND             INDEX                  CORE FUNDS AVERAGE
 1/31/1997                     $3,000,000                  $3,000,000                   $3,000,000
 2/28/1997                     $3,027,000                  $3,023,700                   $2,994,000
 3/31/1997                     $2,892,299                  $2,899,728                   $2,868,851
 4/30/1997                     $3,065,836                  $3,072,552                   $3,015,162
 5/31/1997                     $3,293,015                  $3,260,285                   $3,198,183
 6/30/1997                     $3,448,445                  $3,405,368                   $3,327,709
 7/31/1997                     $3,747,425                  $3,676,094                   $3,587,603
 8/31/1997                     $3,558,930                  $3,470,233                   $3,414,681
 9/30/1997                     $3,741,503                  $3,660,055                   $3,586,439
10/31/1997                     $3,612,795                  $3,537,809                   $3,473,107
11/30/1997                     $3,768,145                  $3,701,610                   $3,583,552
12/31/1997                     $3,832,958                  $3,765,277                   $3,638,739
 1/31/1998                     $3,884,319                  $3,806,695                   $3,672,943
 2/28/1998                     $4,167,486                  $4,081,158                   $3,931,886
 3/31/1998                     $4,381,278                  $4,290,113                   $4,111,966
 4/30/1998                     $4,450,502                  $4,333,873                   $4,158,431
 5/31/1998                     $4,408,223                  $4,259,330                   $4,070,272
 6/30/1998                     $4,568,241                  $4,432,259                   $4,226,164
 7/31/1998                     $4,525,756                  $4,385,277                   $4,174,182
 8/31/1998                     $3,845,988                  $3,751,604                   $3,540,124
 9/30/1998                     $4,108,669                  $3,992,082                   $3,745,451
10/31/1998                     $4,452,975                  $4,316,239                   $4,028,607
11/30/1998                     $4,779,824                  $4,577,803                   $4,265,892
12/31/1998                     $5,052,274                  $4,841,485                   $4,553,413
 1/31/1999                     $5,219,504                  $5,043,859                   $4,720,979
 2/28/1999                     $5,061,875                  $4,886,995                   $4,566,131
 3/31/1999                     $5,265,362                  $5,082,475                   $4,756,995
 4/30/1999                     $5,535,475                  $5,279,166                   $4,910,170
 5/31/1999                     $5,429,194                  $5,154,578                   $4,794,290
 6/30/1999                     $5,736,486                  $5,440,657                   $5,069,003
 7/31/1999                     $5,544,888                  $5,270,909                   $4,927,578
 8/31/1999                     $5,477,795                  $5,244,554                   $4,878,302
 9/30/1999                     $5,292,097                  $5,100,853                   $4,762,686
10/31/1999                     $5,554,056                  $5,423,737                   $5,056,544
11/30/1999                     $5,660,694                  $5,533,839                   $5,193,071
12/31/1999                     $5,931,275                  $5,859,229                   $5,564,895
 1/31/2000                     $5,634,118                  $5,565,096                   $5,325,048
 2/29/2000                     $5,511,858                  $5,459,915                   $5,341,555
 3/31/2000                     $6,059,737                  $5,993,895                   $5,791,848
 4/30/2000                     $5,827,043                  $5,813,479                   $5,597,242
 5/31/2000                     $5,716,912                  $5,694,303                   $5,438,840
 6/30/2000                     $5,854,689                  $5,834,382                   $5,621,585
 7/31/2000                     $5,762,771                  $5,743,366                   $5,537,824
 8/31/2000                     $6,134,469                  $6,100,029                   $5,920,487
 9/30/2000                     $5,820,998                  $5,777,948                   $5,603,741
10/31/2000                     $5,805,863                  $5,753,680                   $5,507,357
11/30/2000                     $5,356,490                  $5,300,290                   $5,017,753
12/31/2000                     $5,393,449                  $5,326,262                   $5,067,930
 1/31/2001                     $5,630,761                  $5,515,344                   $5,193,615
 2/28/2001                     $5,109,353                  $5,012,896                   $4,683,083
 3/31/2001                     $4,785,420                  $4,695,580                   $4,372,126
 4/30/2001                     $5,189,788                  $5,059,957                   $4,707,468
 5/31/2001                     $5,245,318                  $5,093,858                   $4,726,769
 6/30/2001                     $5,124,676                  $4,970,078                   $4,590,165
 7/31/2001                     $5,087,778                  $4,921,371                   $4,523,149
 8/31/2001                     $4,778,441                  $4,613,785                   $4,249,046
 9/30/2001                     $4,355,072                  $4,241,453                   $3,907,848
10/31/2001                     $4,438,689                  $4,322,464                   $3,990,694

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund commenced operations on 1/30/97.

The Fund is currently being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized, returns would have been lower.

The chart illustrates comparative performance for $3,000,000 invested in the Fund, S&P 500 Index and the Lipper Large-Cap Core Funds Average from January 30, 1997 to October 31, 2001. The performance of the Funds assumes the reinvestment of all distributions and capital gains and does not include sales charges. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The S&P 500 Index is an unmanaged index that measures U.S. stock market performance using the average performance of 500 widely held stocks.

                                  (UNAUDITED)

JPMorgan TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
        AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

The Fund, which seeks total return through tax-efficient strategies, fell 30.53% (Select shares) during the period from inception on December 12, 2000 through October 31, 2001. This compares with a loss of 31.50% from the Russell 2000 Growth Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED

While most equities suffered over the past year, small capitalization stocks, especially the growth stocks in which we prefer to invest, were particularly hard hit. This was due to a number of related factors. Small cap performance tends to track the performance of the overall economy, and the economy and small cap share prices declined notably over this reporting period. In addition, investor concerns about the economy and equities generally carried over into the IPO market, which was essentially closed during the year. This limited or eliminated a major funding alternative for smaller companies.

Even though the Federal Reserve Board cut interest rates to their lowest level in 40 years during this time, the benefits didn't carry over to the capital markets, which were virtually closed to higher risk issuers, such as small caps. This hurt the many among them that depend upon such funding to satisfy their operational and business development needs.

On another side of the equation, many growth stocks significantly underperformed their value alternatives during this year and part of last, as investors sought companies that had stable, current earnings in favor of those that did not. This major switch from growth to value negatively impacted growth stocks of all sizes, and growth-oriented small caps were not spared.

Beyond this, corporations went well beyond what most expected in cutting capital expenditures. We, for instance, were looking for budgets to be cut by 20-25%, not 50-75%, as many were. This hurt a number of small cap growth companies that were unable to rapidly adjust to the resulting loss of revenue, including several that were in the portfolio.

If these developments weren't enough, the terrorist attacks on the World Trade Center and the Pentagon on September 11th upended all equity markets, injecting even greater volatility into the already volatile market for small caps.

LOOKING AHEAD

The next six months or so will likely be difficult for small caps, as a slow-to-no growth economy continues to pressure earnings. This said, much of the damage has already been done, and there now appears to be more upside than downside potential to such issues.

One reason for this is that, barring another catastrophic geopolitical event, the U.S. economy should begin to recover during next year's second or third quarter. If so, small caps should pick up well before then, as investor's price the recovery into cyclically sensitive issues.

Another is that the valuations of many formerly expensive small cap growth companies have been slashed by the bear market of recent quarters, to the point where they are now as (or more) attractive than their value counterparts.

Within this environment, we have elected to favor companies with very strong balance sheets and management teams, as we believe that these will be relatively immune to short-term market disruptions, while offering potentially significant long-term returns.

Again, it should be stressed that we are looking out over a number of years with the investments we make, focusing on high quality companies whose shares should appreciate over time, rather than companies with current earnings, but little growth potential. From time to time, this may put us at odds with prevailing market sentiment, as it has over the past year, but we firmly believe that patient, long-term investors will be rewarded by this strategic focus.

                                  (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Pharmaceuticals                                20.8%
Software & Services                            13.9%
Consumer Cyclical                               9.0%
Semiconductors                                  9.0%
Energy                                          6.3%
Industrial Cyclical                             6.0%
Health Services & systems                       5.2%
Basic Materials                                 5.1%
Telecommunications                              5.0%
Retail                                          4.5%
Finance                                         4.0%
Cash & Cash Equivalents                         3.9%
Consumer Services                               2.4%
Systems Hardware                                1.7%
Insurance                                       1.7%
Consumer Staples                                1.3%
Real Estate Investment Trust                    0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. CORE LABORATORIES NV (2.1%) Provides reservoir description, production enhancement, and reservoir management services. The Company also manufactures and sells petroleum reservoir rock and fluid analysis instrumentation and other integrated systems.

2. SPINNAKER EXPLORATION CO. (2.0%) Involved in the exploration, development, and production of natural gas and oil in the United States Gulf of Mexico.

3. EXAR CORP. (2.0%) Designs, develops, and markets analog and mixed-signal integrated circuits for use in communications and video and imaging products. The Company also produces digital integrated circuits in communications products, as well as general purpose analog integrated circuits.

4. NEUROCRINE BIOSCIENCES, INC. (2.0%) Focuses on the discovery and development of therapeutics for neuropsychiatric, neuroinflammatory, and neurodegenerative diseases and disorders. The Company is developing therapeutic interventions for anxiety, depression, Alzheimer's disease, insomnia, stroke, malignant brain tumors, multiple sclerosis, obesity, and diabetes.

5. OM GROUP, INC. (2.0%) Produces and markets value-added metal-based specialty chemicals and powders. The Company supplies metal carboxylates, inorganic metal salts, and metal powders for diverse applications to a variety of industries.

6. ABGENIX, INC. (1.9%) Develops antibody therapeutic products for the treatment of a variety of disease conditions. The Company's products treat transplant-related diseases, inflammatory and autoimmune disorders, and cancer.

7. CHARLES RIVER LABORATORIES INTERNATIONAL, INC. (1.8%) Provides research tools and support services that enable drug discovery and development. The Company provides the animal research models required in research and development for new drugs, devices, and therapies.

8. GLOBAL INDUSTRIES LTD (1.7%) Provides oil-field construction services including pipeline construction, platform installation and removal, diving services, and construction support. The Company provides its services to the offshore oil and gas industry in the United States, Gulf of Mexico and in select international areas.

9. ENZON, INC. (1.6%) Develops, manufactures, and markets enhanced therapeutics for life-threatening diseases. The Company's technologies utilize polyethylene glycol modification and single-chain antigen binding proteins.

10. BRUKER DALTONICS, INC. (1.6%) Designs, manufactures, and markets proprietary life science systems based on its mass spectrometry core technology platforms. The Company also sells a broad range of field analytical systems for substance detection and pathogen identification.

Top 10 equity holdings comprised 18.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE
                                                                 INCEPTION
                                                                 (12/12/00)
CLASS A SHARES
   WITHOUT SALES CHARGE                                           (14.63%)
   WITH SALES CHARGE                                              (19.52%)

CLASS B SHARES
   WITHOUT CDSC                                                   (14.38%)
   WITH CDSC                                                      (18.66%)

CLASS C SHARES
   WITHOUT CDSC                                                   (14.87%)
   WITH CDSC                                                      (15.72%)

SELECT SHARES                                                     (30.53%)

LIFE OF FUND PERFORMANCE (12/31/00 TO 10/31/01)

[CHART]

                                JPMORGAN TAX AWARE SMALL                S&P 500           RUSSELL 2000
                            COMPANY OPPORTUNITIES FUND (SELECT)          INDEX            GROWTH INDEX
12/31/2000                            $1,000,000                      $1,000,000           $1,000,000
 1/31/2001                            $1,032,500                      $1,035,500           $1,080,900
 2/28/2001                              $828,685                        $941,166             $932,709
 3/31/2001                              $703,636                        $881,590             $847,925
 4/30/2001                              $840,775                        $950,002             $951,711
 5/31/2001                              $861,205                        $956,367             $973,791
 6/30/2001                              $859,397                        $933,127           $1,001,544
 7/31/2001                              $777,582                        $923,982             $916,113
 8/31/2001                              $716,853                        $866,233             $858,855
 9/30/2001                              $570,113                        $796,328             $720,236
10/31/2001                              $626,669                        $811,538             $789,523

Source: Lipper Analytical Services. Past performance is not indicative of future results.

Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales Charge on Class A Shares: 5.75%.

Class B Shares CDSC: 5% for the period since inception.

Class C Shares CDSC: 1% for the period since inception.

The Fund commenced operations on 12/12/00. Class A, B, and C Shares were introduced on 4/16/01. Performance prior to introduction is based upon historical expenses of the predecessor Select Shares.

The Fund is currently being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized, returns would have been lower.

The chart illustrates comparative performance for $1,000,000 invested in the Fund (Select Shares), S&P 500 Index and the Russell 2000 Growth Index from December 31, 2000 to October 31, 2001. The performance of the Funds assumes the reinvestment of all distributions and capital gains and does not include sales charges. The performance of the indices do not include a sales charge and have been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The S&P 500 Index is an unmanaged index that measures U.S. stock market performance using the average performance of 500 widely held stocks.

                                  (UNAUDITED)

JPMorgan FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
        AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

The Fund, which seeks total return through international, tax-efficient investing, fell 17.47% (Class A shares, no sales charge) since its inception on April 30, 2001 through October 31, 2001. This compares to a loss of 24.93% for the Morgan Stanley Capital International (MSCI) All Country World ex-US Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED

The sell-off in the TMT (technology, media, and telecommunications) sectors that began in the first half of 2000 carried over into this year, as the U.S. and, by extension, the global economy continued to show signs of general weakness and companies further delayed new capital expenditures. The resulting market downturn was global in scope, affecting nearly all sectors. For example, over the past year, the NASDAQ Composite fell approximately 50%, while the MSCI World Index and S&P 500 Index both dropped approximately 25%.

This weakness in the global economy was apparent through the end of August and was further exacerbated by the tragic events of September 11th. However, central banks around the world responded to the poor global economy and tragic events by cutting short-term rates and injecting liquidity, offering support to global markets. This was particularly true in the U.S., where the Federal Reserve Board cut interest rates nine times in the January-October 2001 period, to 2.5%, the lowest level in some 40 years.

Major currencies also experienced significant volatility over the last year. During late 2000 and early 2001, most currencies, including the euro and yen, weakened relative to the dollar, only to bounce back in the third quarter of this year. Most recently, during October, the U.S. dollar appreciated against most major currencies. This was mainly due to impressive monetary and fiscal leadership, combined with a "measured" military response from the U.S.-led coalition.

Within this environment, the Fund outperformed its benchmark due mainly to positive selections within the basic industry, banks, and telecommunications sectors, whereas selections in the capital goods sector detracted the most.

In terms of individual stocks, an overweight in Ricoh notably aided performance, whilst an overweight in British Airways detracted from it. Ricoh, a dominant photocopying machine producer, benefited from a compelling business model, and, mostly recently, from having met the market's earnings expectations. British Airways had been trading down in the months preceding the September 11th terrorist attacks. Following this event, the company suffered, along with other airlines, from a rapid decline in passenger rates, far faster than it was able to reduce capacity. However, we still believe that British Airways will successfully manage through this difficult period and continue to see the company as being well positioned for an economic recovery.

LOOKING AHEAD

We remain cautious on the outlook for the global equity market. Markets will continue to draw comfort from interest rate cuts from central banks and action from the U.S. government to boost growth; however, further downgrades to profit forecasts could draw the markets back to September lows. If the latter is realized, this could provide a buying opportunity.

As always, the Fund remains broadly sector neutral, and we continue to look for the most attractive stocks within each sector in markets outside of the United States.

                                  (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Japan                        21.7%
United Kingdom               19.4%
France                        9.8%
Australia                     8.3%
Switzerland                   6.2%
Spain                         5.2%
Netherlands                   4.6%
Germany                       3.2%
Hong Kong                     2.6%
Finland                       2.3%
Italy                         2.2%
Denmark                       2.1%
Belgium                       1.7%
Russia                        1.7%
India                         1.5%
South Korea                   1.5%
Brazil                        1.4%
Venezuela                     1.1%
Sweden                        1.0%
Other (below 1.0%)            2.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. TOTAL FINA ELF SA (3.7%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division, which produces rubber, paint, ink, adhesives and resins.

2. VODAFONE GROUP PLC (3.6%) Provides mobile telecommunications services. It supplies customers with digital and analog cellular telephone, paging and personal communications services.

3. FAST RETAILING CO., LTD (2.5%) Operates a chain of clothing stores throughout Japan. The Company designs, manufactures, and retails its own line of casual clothing.

4. GLAXOSMITHKLINE PLC (2.5%) A research-based pharmaceutical group that develops, manufactures and markets vaccines, prescription and over-the-counter medicines, as well as health-related consumer products. The Group, which also provides laboratory testing and disease management services, specializes in treatments for respiratory, central nervous system, gastro-intestinal and genetic disorders.

5. UNICREDITO ITALIANO SPA (2.2%) Attracts deposits and offers commercial, retail, and investment banking and financial services. The Bank offers consumer loans, credit cards, lease financing, Internet stock brokerage services, and life and non-life insurance.

6. NOVO-NORDISK SA, CLASS B (2.1%) The Company develops, produces and markets pharmaceutical preparations such as insulin and diabetes care products, hormone preparations, and industrial enzymes. Novo Nordisk markets its products worldwide.

7. BNP PARIBAS SA (2.0%) Offers consumer, mortgage, commercial, and industrial loans, foreign exchange services, discount securities brokerage services, lease financing, factoring, international trade financing, private banking services, and life insurance, and advises on mergers and acquisitions, capital restructuring, and privatizations.

8. BRITISH AIRWAYS PLC (1.9%) Provides international and domestic passenger and cargo airline services. They also own a percentage of a number of airlines, including Qantas, Deutsche BA and Go Fly Limited.

9. COMMONWEALTH BANK OF AUSTRALIA (1.9%) Provides banking, life insurance and related services for individuals, small businesses and medium sized commercial enterprises.

10. TELEFONICA SA (1.8%) A telecommunications and multimedia company based in Spain. The Company offers fixed-line and mobile phone services, data transmission, Internet services and multimedia communications.

Top 10 equity holdings comprised 24.2% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE
                                                                 INCEPTION
                                                                 (4/30/01)
CLASS A SHARES
   WITHOUT SALES CHARGE                                           (17.47%)
   WITH SALES CHARGE                                              (22.24%)

CLASS B SHARES
   WITHOUT CDSC                                                   (17.67%)
   WITH CDSC                                                      (21.78%)

CLASS C SHARES
   WITHOUT CDSC                                                   (17.67%)
   WITH CDSC                                                      (18.49%)

INSTITUTIONAL SHARES                                              (17.13%)

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/01)

[CHART]

                                 JPMORGAN FLEMING TAX AWARE            MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
                           INTERNATIONAL OPPORTUNITIES FUND (CLASS A)       ALL COUNTRY WORLD (FREE) INDEX
 4/30/2001                                  $9,425                                      $9,425
 5/31/2001                                  $9,224                                      $9,165
 6/30/2001                                  $8,948                                      $8,813
 7/31/2001                                  $8,526                                      $8,617
 8/31/2001                                  $8,457                                      $8,403
 9/30/2001                                  $7,521                                      $7,512
10/31/2001                                  $7,779                                      $7,722

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales Charge on Class A Shares: 5.75%.

Class B Shares CDSC: 5% for the period since inception.

Class C Shares CDSC: 1% for the period since inception.

The Fund is currently waving fees. The waiver may be terminated, which would reduce performance.

The Fund commenced operations on 4/30/01. Institutional Shares were introduced on 5/1/01.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "regional" fund investing.

The chart illustrates comparative performance for $10,000 invested in the Fund (Class A Shares), and the Morgan Stanley Capital International (MSCI) All Country World (Free) Index from April 30, 2001 to October 31, 2001. Performance of the Fund assumes the reinvestment of all distributions and capital gains and includes a 5.75%sales charge. Performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

                                  (UNAUDITED)

JPMORGAN TAX AWARE ENHANCED INCOME FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

  PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 49.8%
---------------------------------------------------------------------------------------
             STATE AND MUNICIPAL OBLIGATIONS -- 44.4%
             ALASKA -- 0.6%
  $ 6,625    Alaska State, Housing Finance Corp., Ser. A, Rev., ^,
               6.38%, 12/01/02                                            $    7,042
             ARIZONA -- 1.4%
    8,685    Arizona State, Ser. B, COP, AMBAC, 6.25%,
               09/01/06                                                        9,120
    5,850    Phoenix, Arizona, Civic Improvement Corp.,
               Wastewater Systems Lease, Rev., ^, 6.13%, 07/01/03              6,333
                                                                          ----------
                                                                              15,453

             CALIFORNIA -- 2.8%
   15,000    California Bay Area Government Association,
               California Bay Area Rapid Transit, FTA Capital Grant,
               Ser. A, Rev., AMBAC, 5.00%, 06/15/08                           15,239
   10,000    California State, Ser. C, GO, RAN, FRDO, 1.90%,
               06/28/02                                                        9,990
    6,500    Sacramento, California, Municipal Utility District,
               Electric, Ser. F, Rev., 6.50%, 11/15/02                         6,726
                                                                          ----------
                                                                              31,955

             COLORADO -- 1.4%
    4,550    Colorado Health Facilities Authority, Swedish
               Medical Center Project, Ser. A, Rev., ^, 6.80%,
               01/01/03                                                        4,880
    1,775    Colorado Springs, Colorado, Utilities, Ser. C, Rev., ^,
               6.75%, 11/15/01                                                 1,813
    2,000    Denver, Colorado, City & County Airport, Ser. B, Rev.,
               7.25%, 11/15/05                                                 2,119
    6,705    Denver, Colorado, City & County Board Of Water
               Commission, Ser. B, GO, 5.00%, 09/01/05                         7,225
                                                                          ----------
                                                                              16,037

             FLORIDA -- 2.1%
    1,345    Bay County, Florida, Hospital Systems, Bay Medical
               Center Project, Rev., ^, 8.00%, 10/01/04                        1,525
    3,820    Florida Boca Place Associates LTD, Rev., 4.65%,
               02/01/04                                                        3,987
   14,675    Orange County, Florida, Tourist Development, Ser. B,
               Rev., ^, MBIA, 6.00%, 10/01/04                                 16,363
    2,000    St. Petersburg, Florida, Utility Tax, Rev., AMBAC,
               6.00%, 06/01/05                                                 2,079
                                                                          ----------
                                                                              23,954

             GEORGIA -- 0.2%
    2,045    Cherokee County, Georgia, GO, 5.00%, 08/01/02                     2,090

             HAWAII -- 1.0%
   10,335    Hawaii State, Ser. CJ, GO, ^, 6.00%, 01/01/05                    11,304

             ILLINOIS -- 1.1%
   10,000    Illinois Educational Facilities Authority, University of
               Chicago, Ser. B-1, Rev., FRDO, 2.70%, 07/01/03                 10,025
    1,700    Illinois Health Facilities Authority, Health Lifelink
               Corp. Obligation Group, Ser. B, Rev., ^, 8.00%,
               02/15/05                                                        1,964
                                                                          ----------
                                                                              11,989

                      See notes to financial statements.

  PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             INDIANA -- 0.9%
  $10,000    Marion County, Indiana, Hospital Authority, Hospital
               Facility, Methodist Hospital, Rev., MBIA, ^, 6.50%,
               01/07/02                                                   $   10,463

             KANSAS -- 1.0%
    6,735    Burlington, Kansas, Environmental Improvement,
               Kansas City Power & Light Co. Project, Ser. D, Rev.,
               3.25%, 10/01/17                                                 6,749
    4,040    Sedgwick & Shawnee Counties, Kansas, Single
               Family, Mortgage Backed Securities Program, Ser. A-1,
               Rev., 4.70%, 12/01/08                                           4,096
                                                                          ----------
                                                                              10,845

             LOUISIANA -- 0.9%
    2,000    Bastrop, Louisiana, Industrial Development Board
               Inc., PCR, International Paper Co. Project, Rev.,
               6.90%, 03/01/07                                                 2,058
    7,000    Louisiana State, Ser. A, GO, ^, AMBAC, 6.10%,
               05/01/04                                                        7,735
                                                                          ----------
                                                                               9,793

             MAINE -- 0.1%
    1,090    Maine Educational Loan Marketing Corp, Student
               Loan, Ser. A-4, Rev., 5.85%, 11/01/02                           1,125

             MASSACHUSETTS -- 3.8%
    6,600    Massachusetts State, Port Authority, Ser. C, Rev.,
               6.05%, 07/01/02                                                 6,707
   35,000    Massachusetts State, Ser. A, GO, BAN, 4.00%,
               09/01/03                                                       36,092
                                                                          ----------
                                                                              42,799

             MICHIGAN -- 0.8%
    5,175    Detroit, Michigan, Ser. B, GO, 6.75%, 04/01/03                    5,466
    1,225    Michigan State Hospital Finance Authority, Sparrow
               Obligation Group, Rev., 5.00%, 11/15/03                         1,276
    2,555    Michigan State Hospital Finance Authority, Trinity
               Health, Ser. A, Rev., 5.50%, 12/01/04                           2,721
                                                                          ----------
                                                                               9,463

             MINNESOTA -- 0.4%
    4,500    Minneapolis-St. Paul, Minnesota, Metropolitan
               Council, Metropolitan Area, GO, 5.00%, 12/01/02                 4,640


             NEBRASKA -- 0.5%
    5,000    Nebraska Public Power District, Power Supply
               Systems, Ser. C, Rev., ^, 4.63%, 01/01/05                       5,269

             NEVADA -- 0.4%
    4,500    Clark County, Nevada, IDR, Nevada Power Company
               Project, Ser. C, Rev., AMBAC, 7.20%, 10/01/22                   4,779

             NEW JERSEY -- 5.5%
    5,520    New Jersey State, Educational Facilities Authority,
               Higher Education Equipment Leasing Fund, Ser. A,
               Rev., 5.00%, 09/01/05                                           5,941
   19,295    New Jersey State, Ser. D, GO, ^, 6.00%, 02/15/03                 20,596


                      See notes to financial statements.

  PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
  $ 5,000    New Jersey State, Transit Corp., Ser. C, Rev., GAN,
               AMBAC, 5.25%, 02/01/03                                     $    5,181
   23,670    New Jersey State, Transportation Trust Fund
               Authority, Transportation Systems, Ser. A, Rev, 5.50%,
               06/15/05                                                       25,355
    5,000    New Jersey State, Transportation Trust Fund
               Authority, Transportation Systems, Ser. A, Rev, 5.00%,
               06/15/05                                                        5,444
                                                                          ----------
                                                                              62,517

             NEW MEXICO -- 0.8%
    2,800    Albuquerque, New Mexico, Retirement Facility, La
               Vida Liena Project, Ser. A, Rev., ^, 8.85%, 02/01/03            3,108
    6,240    New Mexico State, Ser. A, GO, 5.00%, 09/01/02                     6,393
                                                                          ----------
                                                                               9,501

             NEW YORK -- 3.0%
   14,625    Long Island, New York, Power Authority, Electric
               Systems, Rev., 5.00%, 04/01/03                                 15,082
    5,000    New York City, New York, Ser. A, GO, MBIA, 3.00%,
               08/15/02                                                        5,036
    4,920    New York City, New York, Ser. B, GO, 6.80%,
               08/01/02                                                        5,058
    2,995    New York City, New York, Ser. B, GO, 7.50%,
               02/01/06                                                        3,072
      555    New York City, New York, Ser. B, GO, ^, 7.50%,
               02/01/02                                                          571
    5,000    New York State, Power Authority, General Purpose,
               GO, FRDO, 2.90%, 09/02/03                                       5,044
                                                                          ----------
                                                                              33,863

             NORTH CAROLINA -- 1.2%
    2,900    North Carolina Eastern Municipal Power Agency,
               Power System, Ser. A, Rev., MBIA, 5.50%, 01/01/04               3,067
    5,570    North Carolina Eastern Municipal Power Agency,
               Power System, Ser. C, Rev., 5.13%, 01/01/03                     5,709
    4,435    North Carolina Housing Finance Agency,
               Appalachian Student Housing, Ser. A, Rev., FRDO,
               5.50%, 07/01/03                                                 4,574
                                                                          ----------
                                                                              13,350

             OHIO -- 0.2%
    2,000    Cleveland, Ohio, Packaging Facilities, Improvement,
               Rev., ^, 8.10%, 09/15/02                                        2,141

             OKLAHOMA -- 0.5%
    6,000    Tulsa County, Oklahoma, Industrial Authority,
               Healthcare, St. Francis Hospital Inc., Ser. B, Rev.,
               FRDO, 5.15%, 12/15/03                                           6,293

             PENNSYLVANIA -- 4.3%
    4,980    Delaware River Port Authority of Pennsylvania & New
               Jersey, Ser. A, Rev., AMBAC, 5.94%, 01/01/03                    5,136
    4,970    Lehigh County, Pennsylvania, General Purpose
               Authority, Wiley House, Rev., ^, 9.38%, 11/01/01                5,069

                      See notes to financial statements.

  PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
  $ 5,075    Pennsylvania Intergovernmental Cooperative
               Authority, Special Tax, City of Philadelphia Funding
               Project, ^, FGIC, 6.00%, 06/15/02                          $    5,200
    7,050    Pennsylvania State, 2nd Ser., GO, 4.50%, 09/15/03                 7,341
   15,050    Pennsylvania State, 2nd Ser., GO, 5.00%, 09/15/06                16,310
    3,925    Pennsylvania State, 2nd Ser., GO, 5.25%, 10/15/02                 4,043
    2,000    Pennsylvania State, GO, AMBAC, 5.13%, 09/15/02                    2,053
    1,000    Pennsylvania State, Higher Educational Facilities
               Authority, Health Services, Ser. A, Rev., 5.25%,
               01/01/03                                                        1,023
    2,000    Philadelphia, Pennsylvania, Airport Systems, Ser. B,
               Rev., FGIC, 5.00%, 06/15/05                                     2,118
                                                                          ----------
                                                                              48,293

             SOUTH CAROLINA -- 1.3%
   11,280    Charleston County, South Carolina, School District,
               Ser. B, GO, 5.00%, 02/01/03                                    11,661
    2,500    Georgetown County, South Carolina, Pollution
               Control Facilities, International Paper Co. Project,
               Rev., 6.25%, 06/15/05                                           2,586
                                                                          ----------
                                                                              14,247

             TEXAS -- 4.4%
   21,500    Austin, Texas, Utilities Systems, Rev., ^, MBIA,
               5.60%, 05/15/05                                                23,461
    8,000    Brazos River Authority, Texas Utilities Electric Co.,
               Ser. B, Rev., FRDO, 5.05%, 06/19/06                             8,230
    2,260    Dallas, Texas, Independent School District, Public
               Property Financial Contractual Obligation, GO, 5.75%,
               08/15/02                                                        2,324
    4,000    Gulf Coast Waste Disposal Authority, Texas
               Environmental Facilities, Occidental
               Chemical/Petroleum Corp., Rev., 4.20%, 11/01/06                 4,010
    2,000    Houston, Texas, Independent School District,
               Capital Appreciation, GO, AMBAC, 4.51%, 08/15/02                1,964
   10,000    Texas State, Ser. A-L32, Rev., TRAN, 3.75%,
               08/29/02                                                       10,145
                                                                          ----------
                                                                              50,134

             VERMONT -- 0.2%
    2,000    Vermont IDA, Mortgage, Wake Robin Corp. Project,
               Ser. A, Rev., ^, 8.75%, 03/01/03                                2,228

             VIRGINIA -- 0.2%
    2,000    Metropolitan Washington D.C. Airports Authority,
               General Airport, Ser. A, Rev., MBIA, 6.63%, 10/01/12            2,101

             WASHINGTON -- 2.6%
   15,570    King County, Washington, Sewer Systems, Ser. A,
               GO, ^, 6.20%, 01/01/04                                         17,069
   12,000    Seattle, Washington, Municipal Light & Power, Rev.,
               RAN, 5.25%, 03/28/03                                           12,450
                                                                          ----------
                                                                              29,519

                      See notes to financial statements.

  PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             WEST VIRGINIA -- 0.2%
  $ 1,545    Morgantown, West Virginia, Sewer Systems, Rev., ^,
               7.25%, 06/01/05                                            $    1,736
             WISCONSIN -- 0.6%
    6,250    Wisconsin State Health & Educational Facilities,
               4.45%, 05/01/29                                                 6,297
             --------------------------------------------------------------------------
             Total State and Municipal Obligations                           501,220
             (Cost $495,957)
             --------------------------------------------------------------------------
             ASSET BACKED SECURITIES -- 5.1%
   15,000    First USA Credit Card Master Trust, Ser. 1999-3A,
               FRN, 2.65%, 06/19/06                                           15,028
   11,209    Ford Credit Auto Owner Trust, Ser. 2000-A, Class A4,
               7.09%, 11/17/03                                                11,533
   17,500    Honda Auto Receivables Owners Trust, Ser. 2001-2,
               Class A3, 4.67%, 03/18/05                                      17,949
   12,000    MBNA Master Credit Card Trust, 2.70%, 10/15/05                   12,022
    1,380    Peco Energy Transition Trust, Ser. 1999-A, Class
               A3, FRN, 3.61%, 03/01/06                                        1,379
             --------------------------------------------------------------------------
             Total Asset Backed Securities                                    57,911
             --------------------------------------------------------------------------

             CORPORATE NOTE & BOND -- 0.3%
    3,000    Dominion Resources, Inc., 7.40%, 09/16/02                         3,101
             (Cost $3,001)
---------------------------------------------------------------------------------------
             Total Long-Term Investments                                     562,232
             (Cost $556,497)
---------------------------------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- 50.2%
---------------------------------------------------------------------------------------
             STATE AND MUNICIPAL OBLIGATIONS -- 35.9%
             ARIZONA -- 1.4%
   12,000    Arizona Educational Loan Marketing Corp.,
               Educational Loan, ACES, Ser. A, Rev., FRDO, 2.07%,
               11/28/01                                                       12,000
    4,000    Arizona Educational Loan Marketing Corp.,
               Educational Loan, RAMS, Ser. A, Rev., FRDO, 2.15%,
               11/08/01                                                        4,000
                                                                          ----------
                                                                              16,000

             ARKANSAS -- 0.3%
    3,000    Arkansas State, Student Loan Authority, Ser. A,
               ACES, Rev., FRDO, 2.09%, 11/15/01                               3,000

             CALIFORNIA -- 2.2%
   15,800    California Student Education Loan Marketing Corp.,
               Student Loan, RAMS, Sub. Ser. III-C-1, Rev., FRDO,
               2.15%, 11/29/01                                                15,800
    9,255    San Francisco, California, City & County, Single
               Family Mortgage, FLOATS, Ser. PT-563, Rev., 2.28%,
               11/01/01                                                        9,255
                                                                          ----------
                                                                              25,055

                      See notes to financial statements.

  PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             COLORADO -- 0.9%
  $10,000    Denver, Colorado, City & County Airport, Sub Ser.
               C-3, Rev., FRDO, FGIC, 2.45%, 11/15/01                     $   10,000

             CONNECTICUT -- 0.3%
    2,900    Connecticut State, Health & Educational Facilities
               Authority, Wesleyan University, Ser. D, Rev., FRDO,
               2.02%, 11/28/01                                                 2,900

             DISTRICT OF COLUMBIA -- 0.4%
    5,000    District Of Columbia, University of Georgetown, Ser.
               C-1, Rev., FRDO, MBIA, 2.25%, 11/01/01                          5,000

             FLORIDA -- 0.6%
    6,465    Florida Housing Finance Corp., FLOATS, Ser. 1,
               FRDO, 2.81%, 11/01/01                                           6,465

             GEORGIA -- 0.8%
    9,100    De Kalb County, Georgia, Development Authority,
               PCR, General Motors Corp., Project, Rev., FRDO,
               2.55%, 11/01/01                                                 9,100

             ILLINOIS -- 0.4%
    4,300    Galesburg, Illinois, Knox College Project, Rev.,
               FRDO, 2.18%, 11/01/01                                           4,300

             KANSAS -- 0.3%
    3,540    Kansas City, Kansas, PCR, General Motors Corp.,
               Project, Rev., FRDO, 2.55%, 11/01/01                            3,540

             KENTUCKY -- 0.4%
    4,000    Owensboro, Kentucky, Mercy Health Systems, Ser. B,
               Rev., FRDO, MBIA, 1.96%, 12/05/01                               4,000

             LOUISIANA -- 0.3%
    3,000    Louisiana Public Facilities Authority, Student Loan,
               Ser. A-3, Rev., FRDO, MBIA, 2.10%, 11/07/01                     3,000

             MAINE -- 1.1%
    3,400    Maine Educational Loan Marketing Corp, Student
               Loan, Ser. A-1, ACES, Rev., FRDO, AMBAC, 2.10%,
               11/07/01                                                        3,400
    6,000    Maine Educational Loan Marketing Corp., Student
               Loan, Ser. A-2, ACES, Rev., FRDO, 1.89%, 11/28/01               6,000
    3,000    Maine Educational Loan Marketing Corp., Student
               Loan, Ser. A-3, ACES, Rev., FRDO, 1.92%, 12/05/01               3,000
                                                                          ----------
                                                                              12,400

             MICHIGAN -- 0.3%
    3,000    Michigan Higher Education Student Loan, Ser. XII
               H-2, Rev., FRDO, AMBAC, 1.94%, 02/03/02                         3,000

             MISSISSIPPI -- 4.1%
    2,500    Mississippi Higher Education Assistance Corp.,
               Student Loan, Ser. A, Rev., FRDO, 2.00%, 11/21/01               2,500
    5,600    Mississippi Higher Education Assistance Corp.,
               Student Loan, Ser. A, Rev., FRDO, 2.14%, 11/07/01               5,600
    7,000    Mississippi Higher Education Assistance Corp.,
               Student Loan, Ser. A-1, Rev., FRDO, 2.25%, 11/02/01             7,000

                      See notes to financial statements.

  PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
  $10,900    Mississippi Higher Education Assistance Corp.,
               Student Loan, Ser. A-2, Rev., FRDO, 2.05%,
               11/09/01                                                   $   10,900
    7,400    Mississippi Higher Education Assistance Corp.,
               Student Loan, Ser. B, Rev., FRDO, 1.94%, 12/04/01               7,400
   13,000    Mississippi Higher Education, ACES, Ser. B, Rev.,
               FRDO, 1.95%, 11/20/01                                          13,000
                                                                          ----------
                                                                              46,400

             MISSOURI -- 1.8%
   10,000    Missouri State, Health & Educational Facilities
               Authority, Health Facilities, Mercy Health Systems,
               Ser. B, Rev., FRDO, AMBAC, 2.05%, 12/05/01                     10,000
   10,000    Missouri State, Health & Educational Facilities
               Authority, Health Facilities, Mercy Health Systems,
               Ser. C, Rev., FRDO, AMBAC, 2.20%, 11/07/01                     10,000
                                                                          ----------
                                                                              20,000

             MONTANA -- 2.1%
    5,800    Montana State, Higher Education, Student
               Assistance Corp., Student Loan, Ser. A, Rev., FRDO,
               1.94%, 11/30/01                                                 5,800
    2,800    Montana State, Higher Education, Student
               Assistance Corp., Student Loan, Ser. A, Rev., FRDO,
               2.00%, 11/21/01                                                 2,800
   14,700    Montana State, Higher Education, Student
               Assistance Corp., Student Loan, Ser. C, Rev., FRDO,
               2.09%, 11/09/01                                                14,700
                                                                          ----------
                                                                              23,300

             MULTIPLE STATES -- 2.7%
    4,250    IBM Tax-Exempt Grantor, 2.33%, 11/01/01                           4,228
    5,000    MBIA Capital Corp., FLOATS, FRDO, 2.28%,
               11/01/01                                                        5,000
    6,150    Puttable Floating Option Tax-Exempt Receipts,
               FLOATS, Ser. POL-1, 2.38%, 11/01/01                             6,150
    3,000    Puttable Floating Option Tax-Exempt Receipts,
               FLOATS, Ser. PPT-12, FRN, 2.38%, 11/01/01                       3,000
    9,750    Puttable Floating Option Tax-Exempt Receipts, Ser.
               PPT-34, 1.90%, 12/01/01                                         9,750
    2,485    Puttable Floating Option Tax-Exempt Receipts, Ser.
               SGP-12, FRDO, 2.38%, 11/01/01                                   2,485
                                                                          ----------
                                                                              30,613

             NEW MEXICO -- 0.4%
    5,000    New Mexico Educational Assistance Foundation,
               Student Loan Program, Ser. A-1, Rev., FRDO, 2.05%,
               11/20/01                                                        5,000

             OHIO -- 0.8%
    3,000    Cincinnati, Ohio, Student Loan Funding Corp.,
               Student Loan, Ser. B-1, Rev., FRDO, AMBAC, 2.07%,
               11/19/01                                                        3,000


                      See notes to financial statements.

  PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
  $ 6,000    Cincinnati, Ohio, Student Loan Funding Corp.,
               Student Loan, Ser. B-2, Rev., FRDO, AMBAC, 1.99%,
               11/01/01                                                   $    6,000
                                                                          ----------
                                                                               9,000

             OKLAHOMA -- 0.4%
    4,300    Oklahoma Student Loan Authority, Student Loan, Ser.
               A-1, Rev., FRDO, 2.05%, 11/15/01                                4,300

             PENNSYLVANIA -- 2.2%
   25,000    St. Mary, Pennsylvania, Hospital Authority, Health
               Systems, Catholic Health East, Ser. A, Rev., FRDO,
               3.08%, 11/01/01                                                24,999

             RHODE ISLAND -- 0.6%
    4,000    Rhode Island State, Student Loan Authority, Family
               Education Loan Program, Ser. A, Rev., FRDO, 2.07%,
               11/09/01                                                        4,000
    3,000    Rhode Island State, Student Loan Authority, Student
               Loan, Ser. 1, Rev., FRDO, AMBAC, 1.96%, 11/28/01                3,000
                                                                          ----------
                                                                               7,000

             SOUTH CAROLINA -- 0.5%
    5,650    South Carolina State, Education Assistance
               Authority, Guaranteed Student Loan, Senior Lien,
               ACES, Ser. A-1, Rev., FRDO, 2.14%, 11/07/01                     5,650

             SOUTH DAKOTA -- 2.4%
   13,000    Education Loans, Inc., South Dakota, Student Loan,
               ACES, Ser. 1A, Rev., FRDO, 2.05%, 11/15/01                     13,000
    4,000    Education Loans, Inc., South Dakota, Student Loan,
               ACES, Ser. 1B, Rev., FRDO, 2.00%, 11/22/01                      4,000
   10,000    Education Loans, Inc., South Dakota, Student Loan,
               ACES, Ser. 1C, Rev., FRDO, 2.00%, 11/12/01                     10,000
                                                                          ----------
                                                                              27,000
             TENNESSEE -- 0.6%
    7,000    Maury County, Tennessee, Industrial Development
               Board, Sewage Disposal Facility, Saturn Corp.,
               Project, Rev, FRDO, 2.30%, 09/01/02                             7,000

             TEXAS -- 3.7%
    7,600    Abilene, Texas, Higher Education Authority, ACES,
               Ser. B, Rev., FRDO, ACES, Ser. B, Rev., FRDO, 2.10%,
               11/08/01                                                        7,600
    4,000    Abilene, Texas, Higher Education Authority, Rev.,
               FRDO, 2.05%, 11/14/01                                           4,000
    2,500    Brazos, Texas, Higher Education Authority, ACES,
               Senior Lien, Ser. A-1, Rev., FRDO, 2.05%, 11/15/01              2,500
    7,000    Brazos, Texas, Higher Education Authority, Senior
               Lien, Ser. A-1, Rev., FRDO, 2.20%, 11/08/01                     7,000
    1,500    Brazos, Texas, Higher Education Authority, Senior
               Lien, Ser. A-3, Rev., FRDO, 1.95%, 02/01/02                     1,500
   10,000    Harris County, Texas, Health Facilities Development
               Corp., Hospital, Memorial Hermann, Ser. B, Rev.,
               FRDO, FSA, 2.15%, 11/08/01                                     10,000

                      See notes to financial statements.

  PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
  $ 3,000    Houston, Texas, Hotel Occupancy, Convention &
               Entertainment, Ser. C-1, FRN, Rev., AMBAC, 2.15%,
               11/07/01                                                   $    3,000
    3,000    Matagorda County, Texas, Navigation District No. 1,
               Central Power & Lighting, Ser. A, Rev., FRDO, 4.90%,
               05/01/02                                                        3,000
    3,000    Panhandle-Plains, Texas, Higher Education
               Authority, Student Loan, Ser. A-2, Rev., FRDO, 1.90%,
               03/01/02                                                        3,000
                                                                          ----------
                                                                              41,600

             UTAH -- 0.5%
    6,150    Utah State, Board Of Regents, Student Loan, Class
               II, ACES, Rev., FRDO, 2.13%, 11/20/01                           6,150

             VERMONT -- 1.6%
    8,000    Vermont State, Student Assistance Corp.,
               Educational Loan, Ser. I, Rev., FRDO, FSA, 2.26%,
               11/07/01                                                        8,000
   10,000    Vermont State, Student Assistance Corp.,
               Educational Loan, Ser. N, Rev., FRDO, AMBAC,
               2.10%, 11/16/01                                                10,000
                                                                          ----------
                                                                              18,000

             WEST VIRGINIA -- 0.4%
    5,000    West Virginia State, Hospital, Finance Authority,
               Charleston Area, Ser. C, Rev., 4.68%, 11/07/01                  5,000

             WISCONSIN -- 0.9%
    5,000    De Pere, Wisconsin, Box Packaging Project, Ser. A,
               Rev., FRDO, 2.35%, 09/27/02                                     5,000
    5,000    Wisconsin State Health & Educational Facilities,
               2.39%, 11/06/01                                                 5,000
                                                                          ----------
                                                                              10,000

             WYOMING -- 0.5%
    6,000    Wyoming Student Loan Corp., Student Loan, Ser. A,
               Rev., FRDO, 2.12%, 11/12/01                                     6,000
             --------------------------------------------------------------------------
             Total State and Municipal Obligations                           404,772
             (Cost $404,771)
             --------------------------------------------------------------------------

             CORPORATE NOTE & BOND -- 2.4%
   27,000    Firelands Regional Medical Center, FRN, 3.88%,
             11/03/01                                                         27,000
             (Cost $27,000)

             MONEY MARKET FUND -- 11.9%
  133,756    JPMorgan Prime Money Market Fund (a)                            133,756
             (Cost $133,756)
---------------------------------------------------------------------------------------
             Total Short-Term Investments                                    565,528
             (Cost $566,054)
---------------------------------------------------------------------------------------
             Total Investments -- 100.0%                                  $1,127,760
             (Cost $1,122,024)
---------------------------------------------------------------------------------------

                      See notes to financial statements.

JPMORGAN TAX AWARE U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- 98.9%
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.9%
             BANKING -- 4.1%
       88    Bank One Corp.                                               $    2,921
      191    U.S. Bancorp.                                                     3,388
      101    Wachovia Corp.                                                    2,894
                                                                          ----------
                                                                               9,203
             BIOTECHNOLOGY -- 0.8%
       33    Amgen, Inc. *                                                     1,847

             BROADCASTING/CABLE -- 1.1%
       70    Comcast Corp., Class A *                                          2,523

             CHEMICALS -- 1.5%
       10    Potash Corp. of Saskatchewan                                        582
       85    Rohm & Haas Co.                                                   2,766
                                                                          ----------
                                                                               3,348

             COMPUTER NETWORKS -- 1.7%
      226    Cisco Systems, Inc. *                                             3,831

             COMPUTER SOFTWARE -- 5.0%
      147    Microsoft Corp. *                                                 8,549
       39    NCR Corp. *                                                       1,375
       59    Oracle Corp. *                                                      801
       14    Veritas Software Corp. *                                            392
                                                                          ----------
                                                                              11,117

             COMPUTERS/COMPUTER HARDWARE -- 4.3%
       98    Compaq Computer Corp.                                               855
       25    Dell Computer Corp. *                                               600
      100    EMC Corp. *                                                       1,232
       44    International Business Machines Corp.                             4,776
      209    Sun Microsystems, Inc. *                                          2,124
                                                                          ----------
                                                                               9,587

             CONSUMER PRODUCTS -- 5.5%
       20    Colgate-Palmolive Co.                                             1,150
       50    Gillette Co.                                                      1,561
      127    Philip Morris Companies, Inc.                                     5,957
       49    Procter & Gamble Co.                                              3,623
                                                                          ----------
                                                                              12,291

             DIVERSIFIED -- 8.1%
      248    General Electric Co.                                              9,030
      183    Tyco International LTD (Bermuda)                                  9,007
                                                                          ----------
                                                                              18,037

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.4%
       42    Johnson Controls, Inc.                                            3,052

             ENVIRONMENTAL SERVICES -- 0.3%
       20    Applied Biosystems Group                                            572

             FINANCIAL SERVICES -- 8.4%
       48    Capital One Financial Corp.                                       1,983
      139    Citigroup, Inc.                                                   6,322
      102    E*Trade Group, Inc. *                                               669
       51    Fannie Mae                                                        4,120
       51    Goldman Sachs Group, Inc.                                         3,956
       69    Washington Mutual, Inc.                                           2,094
                                                                          ----------
                                                                              19,144

                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             FOOD/BEVERAGE PRODUCTS -- 2.4%
       37    Coca-Cola Co.                                                $    1,786
       42    Kraft Foods, Inc., Class A                                        1,418
       46    PepsiCo, Inc.                                                     2,235
                                                                          ----------
                                                                               5,439

             INSURANCE -- 5.9%
       66    Ambac Financial Group, Inc.                                       3,175
       52    American International Group, Inc.                                4,092
       31    CIGNA Corp.                                                       2,245
       11    Marsh & McLennan Companies, Inc.                                  1,050
       30    XL Capital LTD (Bermuda), Class A                                 2,580
                                                                          ----------
                                                                              13,142

             MACHINERY & ENGINEERING EQUIPMENT -- 0.7%
       45    Deere & Co.                                                       1,668

             MANUFACTURING -- 1.1%
       44    Danaher Corp.                                                     2,469

             METALS/MINING -- 1.1%
       79    Alcoa, Inc.                                                       2,553

             MULTI-MEDIA -- 4.0%
      102    AOL Time Warner, Inc. *                                           3,188
       25    Gemstar-TV Guide International, Inc. *                              497
      156    Liberty Media Corp. *                                             1,824
       80    News Corp., LTD, ADR (Australia)                                  2,193
       32    Viacom, Inc., Class B *                                           1,183
                                                                          ----------
                                                                               8,885

             OIL & GAS -- 8.5%
      105    Baker Hughes, Inc.                                                3,755
       56    ChevronTexaco Corp.                                               4,985
      261    Exxon Mobil Corp.                                                10,282
                                                                          ----------
                                                                              19,022

             PAPER/FOREST PRODUCTS -- 1.1%
       48    Temple-Inland, Inc.                                               2,400

             PHARMACEUTICALS -- 11.6%
       63    American Home Products Corp.                                      3,512
       72    Bristol-Myers Squibb Co.                                          3,832
       12    Forest Laboratories, Inc. *                                         885
       77    Johnson & Johnson                                                 4,471
       48    Lilly (Eli) & Co.                                                 3,649
      120    Pfizer, Inc.                                                      5,015
       67    Pharmacia Corp.                                                   2,731
       59    Schering-Plough Corp.                                             2,186
                                                                          ----------
                                                                              26,281

             RETAILING -- 6.0%
       66    Home Depot, Inc.                                                  2,514
      106    Target Corp.                                                      3,286
       49    TJX Companies, Inc.                                               1,653
      116    Wal-Mart Stores, Inc.                                             5,957
                                                                          ----------
                                                                              13,410

                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             SEMI-CONDUCTORS -- 3.2%
       15    Applied Materials, Inc. *                                     $     512
      157    Intel Corp.                                                       3,831
       97    Texas Instruments, Inc.                                           2,721
                                                                          ----------
                                                                               7,064

             TELECOMMUNICATIONS -- 5.0%
       35    Qwest Communications International, Inc.                            447
       93    SBC Communications, Inc.                                          3,540
       76    Sprint Corp. -- PCS Group *                                       1,690
       90    Verizon Communications, Inc.                                      4,460
       76    WorldCom, Inc. -- WorldCom Group *                                1,029
                                                                          ----------
                                                                              11,166

             TELECOMMUNICATIONS EQUIPMENT -- 1.3%
       60    Motorola, Inc.                                                      974
       55    Nokia OYJ, ADR (Finland)                                          1,128
       15    Qualcomm, Inc. *                                                    737
                                                                          ----------
                                                                               2,839

             TRANSPORTATION -- 1.2%
       51    Union Pacific Corp.                                               2,663

             UTILITIES -- 3.6%
       25    Dominion Resources, Inc.                                          1,534
       30    DTE Energy Co.                                                    1,230
       87    Entergy Corp.                                                     3,383
       44    Progress Energy, Inc.                                             1,860
                                                                          ----------
                                                                               8,007
---------------------------------------------------------------------------------------
             Total Long-Term Investments                                     221,560
             (Cost $238,816)
---------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 1.1%
---------------------------------------------------------------------------------------
             MONEY MARKET FUND  -- 1.1%
    2,502    JPMorgan Prime Money Market Fund (a)                              2,502
             (Cost $2,502)
---------------------------------------------------------------------------------------
             Total Investments -- 100.0%                                    $224,062
---------------------------------------------------------------------------------------


                      See notes to financial statements.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- 100.0%
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             ADVERTISING -- 0.2%
       32    Interpublic Group of Companies, Inc.                          $     714
             AEROSPACE -- 1.2%
       12    Boeing Co.                                                          378
        7    General Dynamics Corp.                                              530
        5    Goodrich Corp.                                                      107
       13    Lockheed Martin Corp.                                               624
       38    United Technologies Corp.                                         2,038
                                                                          ----------
                                                                               3,677

             AIRLINES -- 0.1%
       23    Southwest Airlines, Inc.                                            359

             APPAREL -- 0.4%
       42    Jones Apparel Group, Inc. *                                       1,145

             AUTOMOTIVE -- 0.3%
       30    Delphi Automotive Systems Corp.                                     344
       14    General Motors Corp.                                                557
        5    Visteon Corp.                                                        61
                                                                          ----------
                                                                                 962

             BANKING -- 4.7%
       43    Bank of America Corp.                                             2,547
       77    Bank One Corp.                                                    2,539
       13    Golden State Bancorp., Inc.                                         340
       42    GreenPoint Financial Corp.                                        1,333
       12    Hibernia Corp., Class A                                             184
       16    PNC Financial Services Group, Inc.                                  884
       13    SunTrust Banks, Inc.                                                790
      159    U.S. Bancorp.                                                     2,834
       77    Wachovia Corp.                                                    2,216
       17    Wilmington Trust Corp.                                              943
                                                                          ----------
                                                                              14,610

             BIOTECHNOLOGY -- 1.0%
       40    Amgen, Inc. *                                                     2,278
       16    Human Genome Sciences, Inc. *                                       691
                                                                          ----------
                                                                               2,969

             BROADCASTING/CABLE -- 0.4%
       22    Adelphia Communications Corp., Class A *                            476
       19    Comcast Corp., Class A *                                            684
                                                                          ----------
                                                                               1,160

             BUSINESS SERVICES -- 0.5%
      110    Cendant Corp. *                                                   1,428
             CHEMICALS -- 1.5%
       46    Dow Chemical Co.                                                  1,517
       28    PPG Industries, Inc.                                              1,357
       29    Praxair, Inc.                                                     1,368
       12    Rohm & Haas Co.                                                     390
                                                                          ----------
                                                                               4,632

             COMPUTER NETWORKS -- 1.8%
      286    Cisco Systems, Inc. *                                             4,835
       13    Electronic Data Systems Corp.                                       863
                                                                          ----------
                                                                               5,698


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             COMPUTER SOFTWARE -- 5.9%
        6    Adobe Systems, Inc.                                           $     164
       21    Automatic Data Processing, Inc.                                   1,076
        7    Citrix Systems, Inc. *                                              171
       14    Computer Associates International, Inc.                             430
      203    Microsoft Corp. *                                                11,829
       51    NCR Corp. *                                                       1,790
      137    Oracle Corp. *                                                    1,854
       14    Peregrine Systems, Inc. *                                           205
       13    Siebel Systems, Inc. *                                              216
       20    Veritas Software Corp. *                                            553
                                                                          ----------
                                                                              18,288

             COMPUTERS/COMPUTER HARDWARE -- 3.9%
       57    Compaq Computer Corp.                                               497
       83    Dell Computer Corp. *                                             1,995
       32    EMC Corp. *                                                         395
       67    Hewlett-Packard Co.                                               1,123
       67    International Business Machines Corp.                             7,219
      104    Sun Microsystems, Inc. *                                          1,056
                                                                          ----------
                                                                              12,285

             CONSTRUCTION MATERIALS -- 0.0%
        3    Masco Corp.                                                          59
             CONSUMER PRODUCTS -- 4.6%
       13    Colgate-Palmolive Co.                                               759
       37    Gillette Co.                                                      1,158
       31    Kimberly-Clark Corp.                                              1,710
      134    Philip Morris Companies, Inc.                                     6,248
       61    Procter & Gamble Co.                                              4,490
                                                                          ----------
                                                                              14,365

             DIVERSIFIED -- 6.0%
      350    General Electric Co.                                             12,729
      119    Tyco International LTD (Bermuda)                                  5,870
                                                                          ----------
                                                                              18,599

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.3%
       28    Cinergy Corp.                                                       857
       32    Johnson Controls, Inc.                                            2,293
       36    Wisconsin Energy Corp.                                              806
                                                                          ----------
                                                                               3,956

             ENTERTAINMENT/LEISURE -- 0.1%
        8    Carnival Corp.                                                      163

             ENVIRONMENTAL SERVICES -- 0.5%
       14    Applied Biosystems Group                                            403
       53    Waste Management, Inc.                                            1,308
                                                                          ----------
                                                                               1,711

             FINANCIAL SERVICES -- 8.4%
       23    AmeriCredit Corp. *                                                 349
       28    Capital One Financial Corp.                                       1,169
       89    Charles Schwab Corp.                                              1,148
      245    Citigroup, Inc.                                                  11,173
       30    Countrywide Credit Industries, Inc.                               1,194
       41    E*Trade Group, Inc. *                                               266
       40    Fannie Mae                                                        3,240


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
       24    Federal Home Loan Mortgage Corp.                              $   1,607
       19    Goldman Sachs Group, Inc.                                         1,466
       17    Household International, Inc.                                       884
       21    Instinet Group, Inc. *                                              203
        9    Marshall & Ilsley Corp.                                             534
        8    MBNA Corp.                                                          207
        7    Merrill Lynch & Co., Inc.                                           293
       16    Morgan Stanley                                                      783
       28    Stilwell Financial, Inc.                                            563
       11    Union Planters Corp.                                                425
       18    Washington Mutual, Inc.                                             533
                                                                          ----------
                                                                              26,037

             FOOD/BEVERAGE PRODUCTS -- 3.9%
       84    Coca-Cola Co.                                                     4,032
        5    General Mills, Inc.                                                 207
       18    H.J. Heinz Co.                                                      781
       10    Kraft Foods, Inc., Class A                                          341
       13    Kroger Co. *                                                        313
       45    PepsiCo, Inc.                                                     2,197
       63    Safeway, Inc. *                                                   2,636
       30    Unilever NV, N.Y. Registered Shares (Netherlands)                 1,556
                                                                          ----------
                                                                              12,063

             HEALTH CARE/HEALTH CARE SERVICES -- 2.3%
       28    Baxter International, Inc.                                        1,350
       43    Becton, Dickinson & Co.                                           1,536
        9    Boston Scientific Corp. *                                           207
       15    Guidant Corp. *                                                     627
       18    HCA, Inc.                                                           698
       15    Medtronic, Inc.                                                     605
        3    St. Jude Medical, Inc. *                                            199
       27    Tenet Healthcare Corp. *                                          1,535
        4    Wellpoint Health Networks, Inc. *                                   435
                                                                          ----------
                                                                               7,192

             HOTELS/OTHER LODGING -- 0.4%
       22    Marriott International, Inc., Class A                               696
       26    Starwood Hotels & Resorts Worldwide, Inc.                           573
                                                                          ----------
                                                                               1,269

             INSURANCE -- 4.8%
       33    AFLAC, Inc.                                                         795
       21    Allstate Corp.                                                      656
       31    Ambac Financial Group, Inc.                                       1,483
       80    American International Group, Inc.                                6,278
       27    CIGNA Corp.                                                       1,990
        5    Hartford Financial Services Group, Inc.                             254
       20    Jefferson-Pilot Corp.                                               815
       13    Lincoln National Corp.                                              529
       26    MBIA, Inc.                                                        1,218
       17    Torchmark Corp.                                                     626
        9    UnumProvident Corp.                                                 197
                                                                          ----------
                                                                              14,841

             INTERNET SERVICES/SOFTWARE -- 0.1%
       46    TD Waterhouse Group, Inc. *                                         438


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             MANUFACTURING -- 0.5%
       13    Cooper Industries, Inc.                                       $     488
        2    Danaher Corp.                                                       111
        8    Eaton Corp.                                                         497
        7    ITT Industries, Inc.                                                327
                                                                          ----------
                                                                               1,423

             METALS/MINING -- 0.9%
       25    Alcan, Inc. (Canada)                                                773
       63    Alcoa, Inc.                                                       2,028
                                                                          ----------
                                                                               2,801

             MULTI-MEDIA -- 3.5%
      147    AOL Time Warner, Inc. *                                           4,602
       12    Fox Entertainment Group, Inc. *                                     262
       20    Gannett Co., Inc.                                                 1,283
       50    Gemstar-TV Guide International, Inc. *                            1,022
       59    Liberty Media Corp. *                                               693
       87    Viacom, Inc., Class B *                                           3,169
                                                                          ----------
                                                                              11,031

             OIL & GAS -- 7.1%
       19    Anadarko Petroleum Corp.                                          1,055
       13    Baker Hughes, Inc.                                                  477
       65    ChevronTexaco Corp.                                               5,714
       52    Conoco, Inc.                                                      1,324
        4    Cooper Cameron Corp. *                                              148
        3    Diamond Offshore Drilling, Inc.                                      75
      243    Exxon Mobil Corp.                                                 9,576
       41    Global Marine, Inc. *                                               657
       60    Royal Dutch Petroleum Co., N.Y. Registered Shares
               (Netherlands)                                                   3,020
                                                                          ----------
                                                                              22,046

             PAPER/FOREST PRODUCTS -- 0.2%
       11    Georgia-Pacific Group                                               294
        9    Temple-Inland, Inc.                                                 425
                                                                          ----------
                                                                                 719

             PHARMACEUTICALS -- 11.4%
       45    Abbott Laboratories                                               2,358
        3    Allergan, Inc.                                                      244
       50    American Home Products Corp.                                      2,814
       41    Bristol-Myers Squibb Co.                                          2,205
       13    Cardinal Health, Inc.                                               886
        9    Forest Laboratories, Inc. *                                         640
       89    Johnson & Johnson                                                 5,173
       37    Lilly (Eli) & Co.                                                 2,860
       69    Merck & Co., Inc.                                                 4,434
      231    Pfizer, Inc.                                                      9,663
       41    Pharmacia Corp.                                                   1,675
       75    Schering-Plough Corp.                                             2,792
                                                                          ----------
                                                                              35,744

             PIPELINES -- 0.7%
       19    Dynegy, Inc., Class A                                               693
       26    El Paso Corp.                                                     1,251
       12    Williams Companies, Inc.                                            352
                                                                          ----------
                                                                               2,296


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             RESTAURANTS/FOOD SERVICES -- 0.4%
       45    McDonald's Corp.                                           $     1,163

             RETAILING -- 5.9%
       23    Abercrombie & Fitch Co., Class A *                                 431
       18    Bed Bath & Beyond, Inc. *                                          456
        3    Best Buy Co., Inc. *                                               159
        9    Circuit City Stores, Inc.                                          117
        9    Costco Wholesale Corp. *                                           352
       32    Federated Department Stores, Inc. *                              1,014
      120    Home Depot, Inc.                                                 4,600
       18    Kohl's Corp. *                                                   1,007
        7    Lowe's Companies, Inc.                                             232
       57    Target Corp.                                                     1,779
       46    TJX Companies, Inc.                                              1,558
      127    Wal-Mart Stores, Inc.                                            6,517
        4    Walgreen Co.                                                       130
                                                                          ----------
                                                                             18,352

             SEMI-CONDUCTORS -- 3.8%
       30    Altera Corp. *                                                     600
        9    Analog Devices, Inc. *                                             357
       37    Applied Materials, Inc. *                                        1,252
      230    Intel Corp.                                                      5,619
       23    Linear Technology Corp.                                            908
        7    Maxim Integrated Products, Inc. *                                  334
       19    Micron Technology, Inc. *                                          437
        7    PMC -- Sierra, Inc. *                                              107
       50    Texas Instruments, Inc.                                          1,394
       23    Xilinx, Inc. *                                                     706
                                                                          ----------
                                                                             11,714

             SHIPPING/TRANSPORTATION -- 0.4%
       52    C.H. Robinson Worldwide, Inc.                                    1,387
             TELECOMMUNICATIONS -- 5.6%
       22    American Tower Corp., Class A *                                    238
       99    AT&T Corp.                                                       1,512
       69    AT&T Wireless Services, Inc. *                                     995
       37    BellSouth Corp.                                                  1,362
       20    Nextel Communications, Inc., Class A *                             155
       93    Qwest Communications International, Inc.                         1,210
      103    SBC Communications, Inc.                                         3,932
       64    Sprint Corp. -- PCS Group *                                      1,418
      106    Verizon Communications, Inc.                                     5,261
      108    WorldCom, Inc. -- WorldCom Group *                               1,455
                                                                          ----------
                                                                             17,538

             TELECOMMUNICATIONS EQUIPMENT -- 1.6%
       17    CIENA Corp. *                                                      275
       20    JDS Uniphase Corp. *                                               163
      112    Lucent Technologies, Inc.                                          748
      121    Motorola, Inc.                                                   1,978
       98    Nortel Networks Corp. (Canada)                                     568
       25    Qualcomm, Inc. *                                                 1,233
                                                                          ----------
                                                                              4,965


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             TOYS & GAMES -- 1.0%
       56    Hasbro, Inc.                                                  $    926
      109    Mattel, Inc.                                                     2,058
                                                                          ----------
                                                                              2,984
             TRANSPORTATION -- 0.2%
       26    Burlington Northern Santa Fe Corp.                                 707
             UTILITIES -- 2.2%
       60    CMS Energy Corp.                                                 1,299
       32    DTE Energy Co.                                                   1,342
       38    Edison International *                                             536
       31    Entergy Corp.                                                    1,185
       55    PG&E Corp.                                                         986
       38    Pinnacle West Capital Corp.                                      1,619
                                                                          ----------
                                                                              6,967

             WHOLESALING -- 0.3%
       25    W.W. Grainger, Inc.                                              1,065
                                                                          ----------
             Total Long-Term Investments                                    311,522
             (Cost $339,643)

---------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.0%
---------------------------------------------------------------------------------------
             MONEY MARKET FUND  -- 0.0%
        1    JPMorgan Prime Money Market Fund (a)                                 1
             (Cost $1)                                                    ----------
             Total Investments -- 100.0%                                   $311,523
             (Cost $339,644)                                              ----------


                      See notes to financial statements.

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
     LONG-TERM INVESTMENTS -- 96.1%
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 95.9%
             ADVERTISING -- 0.6%
       53    Getty Images, Inc. *                                          $    830
             AEROSPACE -- 0.7%
       42    Titan Corp.*                                                     1,085
             APPAREL  -- 1.3%
       59    Coach, Inc. *                                                    1,633
       27    Vans, Inc. *                                                       387
                                                                          ----------
                                                                              2,020
             APPLIANCES & HOUSEHOLD DURABLES -- 1.7%
       21    Furniture Brands International, Inc. *                             492
       45    Polycom, Inc. *                                                  1,350
       25    York International Corp.                                           751
                                                                          ----------
                                                                              2,593
             AUTOMOTIVE -- 0.7%
       29    Oshkosh Truck Corp.                                              1,126

             BANKING -- 0.4%
       76    Net.B@nk, Inc. *                                                   622

             BIOTECHNOLOGY -- 5.4%
       27    Albany Molecular Research, Inc. *                                  748
       79    Charles River Laboratories International, Inc. *                 2,645
       30    CuraGen Corp. *                                                    692
       62    Eden Bioscience Corp. *                                            295
       40    Enzon, Inc. *                                                    2,483
       90    Maxygen, Inc. *                                                  1,299
                                                                          ----------
                                                                              8,162

             BUSINESS SERVICES -- 1.9%
       35    Alliance Data Systems Corp. *                                      564
       11    ITT Educational Services, Inc. *                                   430
       15    NDCHealth Corp. *                                                  542
       79    On Assignment, Inc. *                                            1,275
                                                                          ----------
                                                                              2,811

             CHEMICALS -- 3.6%
       49    OM Group, Inc.                                                   2,950
      157    Symyx Technologies, Inc. *                                       2,464
                                                                          ----------
                                                                              5,414

             COMPUTER SOFTWARE -- 9.7%
       11    Activision, Inc. *                                                 394
       72    Agile Software Corp. *                                             689
       61    Borland Software Corp. *                                           685
       82    Eclipsys Corp. *                                                 1,024
       58    eFunds Corp. *                                                     903
       51    HNC Software Inc. *                                                891
       45    McDATA Corp., Class A *                                            667
       85    Netegrity, Inc.                                                    997
       34    NetIQ Corp.*                                                       963
      118    Precise Software Solutions LTD *                                 2,250
       82    Retek, Inc. *                                                    1,665
       73    SmartForce PLC, ADR (Ireland) *                                  1,205


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
       13    THQ, Inc. *                                                   $    641
      206    Witness Systems, Inc. *                                          1,651
                                                                          ----------
                                                                             14,625

             COMPUTERS/COMPUTER HARDWARE -- 1.7%
       17    Mercury Computer Systems, Inc. *                                   778
       60    Optimal Robotics Corp. *                                         1,778
                                                                          ----------
                                                                              2,556

             CONSTRUCTION MATERIALS -- 0.6%
       57    Dal-Tile International, Inc. *                                     926
             CONSUMER PRODUCTS -- 0.6%
       93    1-800-FLOWERS.COM, Inc. *                                          946
             CONSUMER SERVICES -- 2.5%
      152    DiamondCluster International, Inc., Class A *                    1,570
        9    Education Management Corp. *                                       306
      271    Hooper Holmes, Inc.                                              1,857
                                                                          ----------
                                                                              3,733

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 4.0%
       58    ANADIGICS, Inc. *                                                  857
      200    Capstone Turbine Corp. *                                         1,012
       50    Gentex Corp. *                                                   1,189
       26    Millipore Corp.                                                  1,345
       29    Plexus Corp. *                                                     736
      117    Power-One, Inc. *                                                  929
                                                                          ----------
                                                                              6,068

             ENTERTAINMENT/LEISURE -- 1.5%
       49    Six Flags, Inc. *                                                  579
       92    WMS Industries, Inc. *                                           1,648
                                                                          ----------
                                                                              2,227

             ENVIRONMENTAL SERVICES -- 0.9%
       49    Waste Connections, Inc. *                                        1,424
             FINANCIAL SERVICES -- 1.7%
       49    American Capital Strategies LTD                                  1,203
       50    Instinet Group, Inc. *                                             481
      109    Ocwen Financial Corp. *                                            941
                                                                          ----------
                                                                              2,625

             FOOD/BEVERAGE PRODUCTS -- 1.3%
        4    Dreyer's Grand Ice Cream, Inc.                                     144
       37    Robert Mondavi Corp., Class A *                                  1,134
       12    Suiza Foods Corp. *                                                688
                                                                          ----------
                                                                              1,966

             HEALTH CARE/HEALTH CARE SERVICES -- 5.2%
      108    Bruker Daltonics, Inc. *                                         2,478
        6    Cross Country, Inc.                                                124
      134    Cyberonics, Inc. *                                               2,113
       18    LifePoint Hospitals, Inc. *                                        574
       33    RehabCare Group, Inc. *                                            827
       58    STAAR Surgical Co. *                                               176
       63    Unilab Corp. *                                                   1,481
                                                                          ----------
                                                                              7,773

             HOTELS/OTHER LODGING -- 1.4%
      250    Station Casinos, Inc. *                                          2,054


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------             INSURANCE -- 1.7%
       46    HCC Insurance Holdings, Inc.                                  $  1,271
       46    Protective Life Corp.                                            1,267
                                                                          ----------
                                                                              2,538

             INTERNET SERVICES/SOFTWARE -- 4.2%
       35    Alloy Online, Inc. *                                               467
      197    Ameritrade Holding Corp., Class A *                              1,086
      260    eSpeed, Inc., Class A *                                          1,394
      109    Interwoven, Inc. *                                                 796
       68    Quovadx, Inc. *                                                    447
      295    Saba Software, Inc. *                                              828
       92    Sonic Wall, Inc. *                                               1,307
                                                                          ----------
                                                                              6,325
             MANUFACTURING -- 0.3%
      294    GenTek, Inc.                                                       402

             MULTI-MEDIA -- 0.4%
       22    Crown Media Holdings, Inc., Class A *                              227
       15    Information Holdings, Inc. *                                       327
                                                                          ----------
                                                                                554

             OIL & GAS -- 6.2%
      191    Core Laboratories NV *                                           3,121
       51    FMC Technologies, Inc. *                                           673
      356    Global Industries LTD *                                          2,519
       70    Spinnaker Exploration Co. *                                      3,082
                                                                          ----------
                                                                              9,395

             PHARMACEUTICALS -- 15.4%
       98    Abgenix, Inc. *                                                  2,923
       55    Accredo Health, Inc. *                                           1,873
       50    COR Therapeutics, Inc. *                                         1,123
       13    Gilead Sciences, Inc. *                                            835
      113    Isis Pharmaceuticals, Inc. *                                     2,341
       53    La Jolla Pharmaceutical Co. *                                      297
      124    Ligand Pharmaceuticals, Inc. *                                   1,664
       92    Medarex, Inc. *                                                  1,894
       71    Neurocrine Biosciences, Inc. *                                   2,995
       96    Omnicare, Inc.                                                   1,918
       32    OSI Pharmaceuticals, Inc. *                                      1,443
       81    Priority Healthcare Corp., Class B *                             2,328
       20    Trimeris, Inc. *                                                   782
       78    Xoma, LTD *                                                        581
                                                                          ----------
                                                                             22,997

             REAL ESTATE INVESTMENT TRUST -- 0.2%
       15    FBR Asset Investment Corp.                                         345
             RESTAURANTS/FOOD SERVICES -- 0.7%
       28    CEC Entertainment, Inc. *                                        1,090
             RETAILING -- 4.5%
       75    Cost Plus, Inc. *                                                1,465
       45    Duane Reade, Inc. *                                              1,356
       55    Genesco, Inc. *                                                  1,010
       60    HOT Topic, Inc. *                                                1,511


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
       32    School Specialty, Inc. *                                      $    989
       16    Talbots, Inc.                                                      452
                                                                          ----------
                                                                              6,783

             SEMI-CONDUCTORS -- 9.0%
       55    Asyst Technologies, Inc. *                                         498
      244    August Technology Corp. *                                        2,265
      113    AXT, Inc. *                                                      1,229
       38    Centillium Communications, Inc. *                                  217
      137    Exar Corp. *                                                     3,076
      105    HI/FN, Inc. *                                                    1,508
       58    Integrated Circuit Systems, Inc. *                                 981
       67    Kopin Corp. *                                                      847
       47    LTX Corp. *                                                        775
       22    Mykrolis Corp. *                                                   231
       33    Photronics, Inc. *                                                 822
      300    Silicon Image, Inc. *                                              381
       22    Therma-Wave, Inc. *                                                273
       17    Veeco Instruments, Inc. *                                          442
                                                                          ----------
                                                                             13,545

             STEEL -- 0.9%
       58    Reliance Steel & Aluminum                                        1,335
             TELECOMMUNICATIONS -- 3.5%
      106    Advanced Fibre Communication, Inc. *                             1,968
       55    Boston Communications Group *                                      510
      114    Crown Castle International Corp. *                               1,333
      144    Stratos Lightwave, Inc. *                                          589
      260    Turnstone Systems, Inc. *                                          830
                                                                          ----------
                                                                              5,230

             TELECOMMUNICATIONS EQUIPMENT -- 1.5%
       89    Anaren Microwave, Inc. *                                         1,358
      379    Corvis Corp. *                                                     852
                                                                          ----------
                                                                              2,210
                                                                          ----------
             Total Common Stocks -- 95.9%                                   144,335
             (Cost $177,838)                                              ----------

             INVESTMENT COMPANY -- 0.2%
       21    Gladstone Capital Corp. *                                          365
             (Cost $319)                                                  ----------
             Total Long-Term Investments                                    144,700
             (Cost $178,157)                                              ----------

---------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 3.9%
---------------------------------------------------------------------------------------
             MONEY MARKET FUND  -- 3.9%
    5,807    JPMorgan Federal Money Market Fund (a)                           5,807
             (Cost $5,807)
                                                                          ----------
             Total Investments -- 100.0%                                   $150,507
             (Cost $183,964)
                                                                          ----------


                      See notes to financial statements.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001
(Amounts in Thousands)

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.9%
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.2%
             AUSTRALIA -- 6.5%
      146    AMP LTD                                                       $  1,327
      221    Commonwealth Bank of Australia                                   3,319
      148    National Australia Bank LTD                                      2,281
      711    Santos LTD                                                       2,282
    1,074    Southern Pacific Petroleum NL *                                    331
      431    WMC LTD                                                          2,031
                                                                          ----------
                                                                             11,571

             BELGIUM -- 1.7%
      113    Interbrew                                                        2,933

             BRAZIL -- 1.4%
       67    Companhia Brasileira de Distribuicao Grupo Pao de
               Acucar, ADR (Brazil)                                           1,018
      148    Tele Norte Leste Participacoes SA, ADR (Brazil)                  1,502
                                                                          ----------
                                                                              2,520

             DENMARK -- 2.1%
       94    Novo-Nordisk SA, Class B                                         3,798

             FINLAND -- 2.3%
       52    Nokia OYJ                                                        1,091
      254    Stora Enso OYJ, R Shares                                         3,063
                                                                          ----------
                                                                              4,154

             FRANCE -- 9.8%
       72    Air France                                                         835
       42    BNP Paribas SA                                                   3,537
        5    Compagnie de Saint-Gobain                                          691
       21    Groupe Danone                                                    2,455
       15    Lafarge SA                                                       1,292
       39    Societe Generale, Class A                                        1,966
       47    Total Fina Elf SA                                                6,597
        4    Total Fina Elf SA -- Strip *                                         0^^
                                                                          ----------
                                                                             17,373

             GERMANY -- 3.2%
        4    Allianz AG                                                         898
       90    Commerzbank AG                                                   1,499
       49    MAN AG                                                             854
       11    Merck KGaA                                                         384
        3    Muenchener Rueckversicherungs AG                                   899
       21    Schering AG                                                      1,105
                                                                          ----------
                                                                              5,639

             HONG KONG -- 2.6%
    1,457    CNOOC LTD                                                        1,429
      688    Hong Kong Electric Holdings                                      2,611
        1    I-Cable Communications LTD *                                         1
      105    Sun Hung Kai Properties LTD                                        643
                                                                          ----------
                                                                              4,684

             INDIA -- 1.5%
      230    Reliance Industries LTD, GDR ( India), #                         2,665


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             ITALY -- 2.2%
    1,048    UniCredito Italiano SPA                                       $  3,870

             JAPAN -- 21.8%
       34    Advantest Corp.                                                  1,750
       13    Aiful Corp.                                                      1,055
      111    Chugai Pharmaceutical Co., LTD                                   1,622
      183    Daiwa Securities Group, Inc.                                     1,196
       39    Fast Retailing Co., LTD                                          4,505
       80    Honda Motor Co., LTD                                             2,880
      200    Matsushita Electric Industrial Co., LTD                          2,369
      408    Minebea Co., LTD                                                 2,120
      887    Mitsubishi Chemical Corp.                                        1,899
      404    Mitsubishi Corp.                                                 3,096
       71    Mitsubishi Pharma Corp.                                            843
      319    NEC Corp.                                                        2,893
        0^^  NTT Docomo, Inc.                                                 2,550
      144    Ricoh Co., LTD                                                   2,400
       10    Rohm Co., LTD                                                    1,054
       39    Takeda Chemical Industries LTD                                   1,889
      934    The Daiwa Bank LTD                                                 969
      197    Tostem Inax Holding Corp.                                        2,735
        0^^  West Japan Railway Co.                                             565
                                                                          ----------
                                                                             38,390

             MEXICO -- 0.4%
    1,023    Grupo Financiero BBVA Bancomer, Class O, *                         774

             NETHERLANDS -- 4.6%
       54    Aegon NV                                                         1,356
      115    Heineken Holding NV, Class A                                     3,054
      105    TPG NV                                                           2,045
       58    VNU NV                                                           1,683
                                                                          ----------
                                                                              8,138

             PHILIPPINES -- 0.4%
      626    ABS-CBN Broadcasting Corp., GDR (Philippines)                      313
      794    First Philippine Holdings *                                        336
                                                                          ----------
                                                                                649
             PUERTO RICO -- 0.3%
       18    Check Point Software Technologies LTD                              528

             RUSSIA -- 1.7%
       67    Lukoil Holding, ADR (Russia)                                     2,982
             SINGAPORE -- 0.9%
      842    Chartered Semiconductor Manufacturing LTD *                      1,615

             SOUTH KOREA -- 1.5%
      353    Hyundai Motor Co., LTD, GDR (South Korea), #                     2,685

             SPAIN -- 5.2%
       38    Acerinox SA                                                      1,183
      255    Banco Bilbao Vizcaya Argentaria SA                               2,852
      143    Iberdrola SA                                                     1,972
      263    Telefonica SA *                                                  3,164
                                                                          ----------
                                                                              9,171

             SWEDEN -- 1.0%
      419    Telefonaktiebolaget LM Ericsson, B Shares                        1,819


                      See notes to financial statements.

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
---------------------------------------------------------------------------------------
             SWITZERLAND -- 6.2%
      187    ABB LTD                                                       $  1,594
        1    Compagnie Financiere Richemont AG, Class A                       1,831
       25    Credit Suisse Group                                                920
        4    Nestle SA                                                          895
       57    UBS AG                                                           2,669
       13    Zurich Financial Services AG                                     3,087
                                                                           ---------
                                                                             10,996

             TAIWAN -- 0.4%
      176    Compal Electronics, Inc., GDR (Taiwan), #, *                       702
             UNITED KINGDOM -- 19.4%
       36    Barclays PLC                                                     1,073
      209    BBA Group PLC                                                      667
    1,561    British Airways PLC                                              3,383
      304    British American Tobacco PLC                                     2,650
      372    Cable & Wireless PLC                                             1,682
    2,298    Corus Group PLC *                                                1,846
      162    GlaxoSmithKline PLC                                              4,349
      441    P & O Princess Cruises PLC *                                     1,569
      221    Reckitt Benckiser PLC                                            3,081
      327    Reuters Group PLC                                                3,099
      446    Scottish Power PLC                                               2,562
      559    Tesco PLC                                                        1,972
    2,770    Vodafone Group PLC                                               6,404
                                                                           ---------
                                                                             34,337

             VENEZUELA -- 1.1%
       86    Compania Anonima Nacional Telefonos de
               Venezuela (CANTV), ADR (Venezuela)                             1,949
                                                                           ---------
             Total Common Stocks                                            173,942
             (Cost $200,104)
                                                                           ---------

             PREFERRED STOCK -- 1.7%
             AUSTRALIA -- 1.7%
      516    News Corp., LTD                                                  3,066
             (Cost $4,186)
                                                                           ---------
             Total Long-Term Investments                                    177,008
             (Cost $204,290)
                                                                           ---------

---------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.1%
---------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
             U.S. TREASURY SECURITY -- 0.1%
             UNITED STATES -- 0.1%
     $176    U.S. Treasury Bill, 5.06%, 11/29/01 @                              175
             (Cost $175)
                                                                           ---------
             Total Investments -- 100.0%                                   $177,183
             (Cost $204,465)
                                                                           ---------


                      See notes to financial statements.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
As of October 31, 2001
(Amounts in Thousands)

                                                                    UNREALIZED
   CONTRACTS                  SETTLEMENT   SETTLEMENT             APPRECIATION
    TO BUY     CURRENCY          DATE         VALUE      VALUE   (DEPRECIATION)
    13,113       CAD            1/28/02      $ 8,302    $ 8,258        $(44)
     3,367       CHF            1/28/02        2,051      2,063          12
     5,625       EUR            1/28/02        5,052      5,084          32
     1,800       EUR            1/28/02        1,599      1,627          28
     1,470       EUR            1/28/02        1,321      1,328           7
     1,622       GBP            1/28/02        2,325      2,347          22
    17,251       HKD            1/28/02        2,212      2,212           0
   151,499       JPY            1/28/02        1,243      1,244           1
   126,209       JPY            1/28/02        1,048      1,037         (11)
     8,644       SEK            1/28/02          816        809          (7)
    17,701       SEK            1/28/02        1,665      1,658          (7)
                                             -------    -------         ----
                                             $27,634    $27,667         $ 33
                                             =======    =======         ====

                                                                    UNREALIZED
   CONTRACTS                  SETTLEMENT   SETTLEMENT             APPRECIATION
    TO SELL    CURRENCY          DATE         VALUE      VALUE   (DEPRECIATION)
    17,808       AUD            1/25/02     $ 8,993     $ 8,942        $ 51
     2,400       AUD            1/29/02       1,211       1,205           6
     2,626       CHF            1/28/02       1,585       1,609         (24)
    11,929       DKK            1/28/02       1,438       1,437           1
     1,161       EUR            1/28/02       1,051       1,049           2
       210       EUR            1/28/02         189         189           0
     1,159       EUR            1/28/02       1,047       1,047           0
     1,153       EUR            1/28/02       1,039       1,042          (3)
     1,152       EUR            1/28/02       1,038       1,041          (3)
     1,135       EUR            1/28/02       1,023       1,026          (3)
       730       GBP            1/28/02       1,048       1,056          (8)
    22,214       HKD            1/28/02       2,846       2,848          (2)
   563,663       JPY            1/28/02       2,682       2,630          52
    85,224       JPY            1/28/02         700         700           0
   206,501       JPY            1/28/02       1,690       1,696          (6)
   207,060       JPY            1/28/02       1,690       1,701         (11)
   214,382       JPY            1/28/02       1,750       1,761         (11)
                                             -------    -------         ----
                                            $31,020     $30,979        $ 41
                                             =======    =======         ====

AUD -Australian Dollar
CAD -Canadian Dollar
CHF -Swiss Franc
DKK -Danish Krone
EUR -European Currency Unit
GBP -British Pound Sterling
HKD -Hong Kong Dollar
JPY -Japanese Yen
SEK -Swedish Krona


                       See notes to financial statements.

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2001

INDUSTRY                                         % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------
Banking                                                      13.4%
Telecommunications                                           11.4%
Pharmaceuticals                                               7.9%
Oil & Gas                                                     7.7%
Food/Beverage Products                                        7.0%
Electronics/Electrical Equipment                              5.7%
Multi-Media                                                   4.6%
Chemicals                                                     4.3%
Utilities                                                     4.2%
Retailing                                                     3.6%
Insurance                                                     3.5%
Automotive                                                    3.1%
Financial Services                                            3.1%
Construction Materials                                        2.7%
Airlines                                                      2.4%
Consumer Products                                             1.5%
Other (below 2%)                                             13.9%
------------------------------------------------------------------------------
Total                                                       100.0%
------------------------------------------------------------------------------

INDEX:
*     -- Non-Income producing security.
#     -- Security may only be sold to qualified institutional buyers.
^     -- Security is prerefunded or escrowed to maturity. The maturity date shown is the date of the prerefunded call.
^^    -- Amounts round to less than one thousand.
@     -- Securities fully or partially segregated for forward foreign currency contracts.
(a) -- Affiliated. Fund is advised by J.P. Morgan Investment Management, Inc. ACES -- Advanced Computerized Execution System.
ADR   -- American Depositary Receipt.
AMBAC -- AMBAC Assurance Corp.
BAN   -- Bond Anticipation Notes.
COP   -- Certificates of Participation.
FGIC  -- Financial Guaranty Insurance Co.
FLOATS-- Floating Auction Tax Exempts.
FRDO  -- Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at October 31, 2001.
FRN   -- Floating Rate Note. The maturity date shown is the actual maturity date.
FSA   -- Financial Securities Assurance, Inc.
GAN   -- Grant Anticipation Note.
GO    -- General Obligation.
GDR   -- Global Depositary Receipt.
IDA   -- Industrial Development Agency.
IDR   -- Industrial Development Revenue.
MBIA  -- Municipal Bond Insurance Assoc.
PCR   -- Pollution Control Revenue.
RAMS  -- Reverse Annuity Mortgage Security.
RAN   -- Revenue Anticipation Notes.
Rev.  -- Revenue Bond.
Ser.  -- Series.
TRAN  -- Tax & Revenue Anticipation Notes.


                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of October 31, 2001

(Amounts in Thousands, Except Per Share Amounts)


                                                 TAX AWARE     TAX AWARE     TAX AWARE
                                                  ENHANCED    U.S. EQUITY   DISCIPLINED
                                                 INCOME FUND     FUND       EQUITY FUND
                                                ------------  -----------   -----------
ASSETS:
     Investment securities, at value             $1,127,760   $  224,062    $  311,523
     Cash                                             5,254           --           863
     Other assets                                        --            3             3
     Receivables:
       Investment securities sold                     1,505        2,815           229
       Fund shares sold                               2,072           99           358
       Interest and dividends                         9,044          239           263
       Expense reimbursements                            --           27            --
                                                 ----------   ----------    ----------
          Total Assets                            1,145,635      227,245       313,239
                                                 ----------   ----------    ----------

LIABILITIES:
     Payables:
       To Custodian                                      --           41            --
       Investment securities purchased                6,250        1,232           230
       Dividends                                      2,267           --            --
     Accrued liabilities:
       Investment advisory fees                         124           88            99
       Administration fees                               16           19            34
       Shareholder servicing fees                        24           31            --
       Distribution fees                                 --            1            --
       Custodian fees                                    59           36            41
       Other                                            103           84            81
                                                 ----------   ----------    ----------
          Total Liabilities                           8,843        1,532           485
                                                 ----------   ----------    ----------

NET ASSETS:
     Paid in capital                              1,130,244      263,073       400,852
     Accumulated undistributed
     net investment income                              110          696         1,365
     Accumulated net realized gain
     (loss) on investments                              702      (20,800)      (61,342)
     Net unrealized appreciation
     (depreciation) of investments                    5,736      (17,256)      (28,121)
                                                 ----------   ----------    ----------
          Total Net Assets                       $1,136,792   $  225,713    $  312,754
                                                 ----------   ----------    ----------

Shares of beneficial interest outstanding
($.001 par value; unlimited number of
shares authorized):
     Class A Shares                                      --           54            --
     Class B Shares                                      --           77            --
     Class C Shares                                      --            7            --
     Institutional Shares                            94,130        1,104        21,786
     Select Shares                                   18,359       13,552            --
Net Asset Value:
     Class A Shares (and redemption price)       $       --   $    15.58    $       --
     Class B Shares*                             $       --   $    15.47    $       --
     Class C Shares*                             $       --   $    15.45    $       --
     Institutional Shares                        $    10.10   $    11.15    $    14.36
     Select Shares                               $    10.11   $    15.59    $       --
     Class A Maximum Public Offering Price Per
     Share (net asset value per share/94.25%)$           --   $    16.53    $       --
                                                 ----------   ----------    ----------
   Cost of investments                           $1,122,024   $  241,318    $  339,644
                                                 ==========   ==========    ==========

* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

(Amounts in Thousands, Except Per Share Amounts)

                                                         TAX AWARE       FLEMING TAX AWARE
                                                       SMALL COMPANY       INTERNATIONAL
                                                     OPPORTUNITIES FUND  OPPORTUNITIES FUND
                                                     ------------------  ------------------
ASSETS:
     Investment securities, at value                        $ 150,507        $ 177,183
     Cash                                                          --              841
     Foreign currency                                              --               35
     Other assets                                                   3               --
     Receivables:
       Unrealized appreciation on forward foreign
       currency contracts                                          --              214
       Investment securities sold                                 949            8,300
       Fund shares sold                                            12               50
       Expense reimbursements                                      --               20
       Interest and dividends                                      20              344
                                                            ---------        ---------
          Total Assets                                        151,491          186,987
                                                            ---------        ---------
LIABILITIES:
     Payables:
       To Custodian                                             1,676               --
       Investment securities purchased                            892            6,006
       Fund shares redeemed                                        --              905
       Unrealized depreciation on forward foreign
       currency contracts                                          --              140
     Accrued liabilities:
       Investment advisory fees                                   110              111
       Administration fees                                         17               16
       Shareholder servicing fees                                  32                1
       Distribution fees                                           --                1
       Custodian fees                                              27               57
       Other                                                       95               91
                                                            ---------        ---------
          Total Liabilities                                     2,849            7,328
                                                            ---------        ---------

NET ASSETS:
     Paid in capital                                          226,607          220,354
     Accumulated undistributed
     net investment income                                         --              279
     Accumulated net realized loss on investments             (44,508)         (13,774)
     Net unrealized depreciation of investments               (33,457)         (27,200)
                                                            ---------        ---------
          Total Net Assets                                  $ 148,642        $ 179,659
                                                            ---------        ---------

Shares of beneficial interest outstanding ($.001 par
value; unlimited number of shares authorized):
     Class A Shares                                                19              295
     Class B Shares                                                 8                2
     Class C Shares                                                11                1
     Institutional Shares                                          --           14,158
     Select Shares                                             14,222               --
Net Asset Value:
     Class A Shares (and redemption price)                  $   10.39        $   12.38
     Class B Shares *                                       $   10.42        $   12.35
     Class C Shares *                                       $   10.36        $   12.35
     Institutional Shares                                   $      --        $   12.43
     Select Shares                                          $   10.42        $      --
     Class A Maximum Public Offering Price Per
     Share (net asset value per share/94.25%)               $   11.02        $   13.14
                                                            ---------        ---------
     Cost of investments                                    $ 183,964        $ 204,465
                                                            ---------        ---------
     Cost of foreign currency                               $      --        $      35
                                                            =========        =========

*    Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the year ended October 31, 2001

(Amounts in Thousands)

                                                          TAX AWARE    TAX AWARE   TAX AWARE
                                                        ENHANCED U.S.   EQUITY    DISCIPLINED
                                                         INCOME FUND     FUND     EQUITY FUND
                                                        ------------  ----------  -----------
INVESTMENT INCOME:
     Dividend                                            $     453  $    3,104       $5,091
     Interest                                               17,900          --           --
     Foreign taxes withheld                                     --          (3)         (36)
     Dividend income from affiliated investments *           1,498         365           52
                                                       -----------   ---------    ---------
          Total investment income                        $  19,851       3,466        5,107
                                                       -----------   ---------    ---------
EXPENSES:
     Investment advisory fees                                1,222       1,107        1,359
     Administration fees                                         2           1            2
     Administrative services fees                              360         149          229
     Fund services fees                                          5           3            4
     Shareholder servicing fees - Class A                       --           6           --
     Shareholder servicing fees - Class B                       --           1           --
     Shareholder servicing fees - Institutional Shares         441           2          388
     Shareholder servicing fees - Select Shares                120         583           --
     Distribution fees - Class A                                --           1           --
     Distribution fees - Class B                                --           2           --
     Distribution fees - Class C                                --          --           --
     Custodian fees                                            133          71          129
     Accounting fees                                            26          44           13
     Printing and postage                                       16          25           23
     Professional fees                                          46          39           40
     Registration expenses                                      70          54           51
     Transfer Agent fees - Class A                              --           9           --
     Transfer Agent fees - Class B                              --          13           --
     Transfer Agent fees - Class C                              --           1           --
     Transfer Agent fees - Institutional Shares                 41           1           45
     Transfer Agent fees - Select Shares                        10          81           --
     Organization                                               --           8            8
     Trustees' fees                                              4           2            4
     Other                                                      26          12           12
                                                       -----------   ---------    ---------
          Total expenses                                     2,522       2,215        2,307
                                                       -----------   ---------    ---------
     Less amounts waived                                       409          36           64
     Less expense reimbursements                               761         101          105
                                                       -----------   ---------    ---------
          Net expenses                                       1,352       2,078        2,138
                                                       -----------   ---------    ---------
             Net investment income                          18,499       1,388        2,969
                                                       -----------   ---------    ---------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on:
       Investments                                           2,177      (4,197)     (26,681)
     Change in net unrealized
     appreciation/depreciation of:
       Investments                                           5,302     (64,896)     (82,833)
                                                       -----------   ---------    ---------
     Net realized and unrealized gain
     (loss) on investments                                   7,479     (69,093)    (109,514)
                                                       -----------   ---------    ---------
     Net increase (decrease) in net
     assets from operations                            $    25,978   $ (67,705)   $(106,545)
                                                       ===========   =========    =========

*    Includes reimbursements of
     investment advisory, administrative
     fee and shareholder servicing fees of             $        52   $       6    $       2


                       See notes to financial statements.

(Amounts in Thousands)

                                                        TAX AWARE       FLEMING TAX AWARE
                                                      SMALL COMPANY       INTERNATIONAL
                                                      OPPORTUNITIES       OPPORTUNITIES
                                                          FUND(a)            FUND(b)
                                                      -------------     -----------------
INVESTMENT INCOME:
     Dividend                                            $    226         $  2,091
     Interest                                                  74              179
     Foreign taxes withheld                                    --             (168)
     Dividend income from affiliated investments*             762               --
                                                         --------        ---------
        Total investment income                             1,062            2,102
                                                         --------        ---------

EXPENSES:
     Investment advisory fees                               1,420              892
     Administration fees                                        1              158
     Administrative services fees                             101               --
     Fund services fees                                         2               --
     Shareholder servicing fees - Class A                      --                2
     Shareholder servicing fees - Institutional Shares         --              104
     Shareholder servicing fees - Select Shares               284               --
     Distribution fees - Class A                               --                2
     Custodian fees                                            51              135
     Accounting fees                                           30               --
     Printing and postage                                      23               10
     Professional fees                                         35               32
     Registration expenses                                     80               44
     Transfer Agent fees - Class A                              2               32
     Transfer Agent fees - Class B                              1                2
     Transfer Agent fees - Class C                              1                2
     Transfer Agent fees - Institutional Shares                --               16
     Transfer Agent fees - Select Shares                       55               --
     Service organization fee                                 133               --
     Trustees' fees                                             1                3
     Other                                                      8                5
                                                         --------        ---------
        Total expenses                                      2,228            1,439
                                                         --------        ---------
     Less amounts waived                                        5              350
     Less expense reimbursements                               22               33
                                                         --------        ---------
        Net expenses                                        2,201            1,056
                                                         --------        ---------
           Net investment income (loss)                    (1,139)           1,046
                                                         --------        ---------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on:
        Investments                                       (44,508)         (11,947)
        Future transactions                                    --           (2,689)
        Foreign exchange transactions                          --               95
     Change in net unrealized
     appreciation/depreciation of:
        Investments                                       (33,457)         (27,282)
        Foreign exchange translations                          --               82
                                                         --------        ---------
     Net realized and unrealized loss on
     investments, futures and foreign
     exchange translations                                (77,965)         (41,741)
                                                         --------        ---------
     Net decrease in net assets from
     operations                                          $(79,104)        $(40,695)
                                                         --------        ---------
*    Includes reimbursements of investment
     advisory, administrative fee and
     shareholder servicing fees of                       $     26         $    --

(a)  For the period 12/12/00 (The Commencement of Operations) through 10/31/01
(b)  For the period 04/30/01 (the commencement of operations) through 10/31/01

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS FOR THE
PERIODS INDICATED
(Amounts in Thousands)

                                                            TAX AWARE ENHANCED        TAX AWARE U.S.        TAX AWARE DISCIPLINED
                                                                INCOME FUND            EQUITY FUND              EQUITY FUND
                                                          --------------------    ----------------------    ----------------------
                                                                 YEAR ENDED             YEAR ENDED               YEAR ENDED
                                                                 OCTOBER 31,             OCTOBER 31,             OCTOBER 31,
                                                          --------------------    ----------------------    ----------------------
                                                               2001     2000        2001          2000         2001        2000
                                                          ----------  --------    ---------    ---------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
     Net investment income                                $   18,499  $ 14,352    $   1,388    $     945    $   2,969    $   3,399
     Net realized gain (loss) on investments                   2,177    (1,028)      (4,197)      (3,009)     (26,681)     (12,344)
     Change in net unrealized appreciation/depreciation
     of  investments                                           5,302     1,532      (64,896)      18,305      (82,833)      22,470
                                                          ----------  --------    ---------    ---------    ---------    ---------
        Increase (decrease) in net assets from
        operations                                            25,978    14,856      (67,705)      16,241     (106,545)      13,525
                                                          ----------  --------    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                   (18,402)  (14,339)        (789)        (861)      (1,881)      (3,269)
                                                          ----------  --------    ---------    ---------    ---------    ---------
        Total distributions to shareholders                  (18,402)  (14,339)        (789)        (861)      (1,881)      (3,269)
                                                          ----------  --------    ---------    ---------    ---------    ---------
     Increase (decrease) from capital shares transactions    793,628   (47,475)      44,985       70,766      (56,376)     126,488
                                                          ----------  --------    ---------    ---------    ---------    ---------
        Total increase (decrease) in net assets              801,204   (46,958)     (23,509)      86,146     (164,802)     136,744

NET ASSETS:
     Beginning of period                                     335,588   382,546      249,222      163,076      477,556      340,812
                                                          ----------  --------    ---------    ---------    ---------    ---------
     End of period                                        $1,136,792  $335,588    $ 225,713    $ 249,222    $ 312,754    $ 477,556
                                                          ==========  ========    =========    =========    =========    =========
     Accumulated undistributed
     net investment income                                $      110  $     13    $     696    $      97    $   1,365    $     277



                       See notes to financial statements.

(Amounts in Thousands)

                                                                              TAX AWARE            FLEMING TAX AWARE
                                                                            SMALL COMPANY            INTERNATIONAL
                                                                         OPPORTUNITIES FUND       OPPORTUNITIES FUND
                                                                         ------------------       ------------------
                                                                              12/12/00*                4/30/01*
                                                                               THROUGH                  THROUGH
                                                                              10/31/01                 10/31/01
                                                                         ------------------       ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income (loss)                                           $  (1,139)               $   1,046

     Net realized loss on investments, futures contracts and foreign
     exchange transactions                                                    (44,508)                 (14,541)
     Change in net unrealized appreciation/depreciation of
     investments, futures contracts and foreign exchange translation          (33,457)                 (27,200)
                                                                            ---------                ---------
        Decrease in net assets from operations                                (79,104)                 (40,695)
                                                                            ---------                ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                         --                       --
                                                                            ---------                ---------
        Total distributions to shareholders                                        --                       --
                                                                            ---------                ---------
   Increase from capital shares transactions                                  227,746                  220,354
                                                                            ---------                ---------
        Total increase in net assets                                          148,642                  179,659

NET ASSETS:
     Beginning of period                                                           --                       --
                                                                            ---------                ---------
     End of period                                                          $ 148,642                $ 179,659
                                                                            =========                ==========
     Accumulated undistributed net investment income                        $      --                $     279

*    Commencement of operations.

                       See notes to financial statements.

JPMORGAN FUNDS
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Series Trust ("JPMST") and Mutual Fund Group ("MFG"), (the "Trusts"), were organized as Massachusetts business trusts and are registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as open-end management investment companies. JPMST and MFG were organized on August 15, 1996 and May 11, 1987, respectively.

Effective September 10, 2001, the following four separate portfolios of JPMST (collectively, the "Funds") were renamed with the approval of the Board of Trustees of JPMST:

NEW NAME                                              OLD NAME
---------------------------------------------------   -----------------------------------
JPMorgan Tax Aware Enhanced Income Fund ("TAEI")      J.P. Morgan Tax Aware Enhanced
                                                           Income Fund
JPMorgan Tax Aware U. S. Equity Fund ("TAUSE")        J.P. Morgan Tax Aware U. S.
                                                           Equity Fund
JPMorgan Tax Aware Disciplined Equity Fund ("TADE")   J.P. Morgan Institutional Tax Aware
                                                           Disciplined Equity Fund
JPMorgan Tax Aware Small Company
  Opportunities Fund ("TASCO")                        J.P. Morgan Tax Aware Small Company
                                                        Opportunities

TASCO commenced operations on December 12, 2000.

JPMorgan Fleming Tax Aware International Opportunities Fund ("FTAIO") commenced operations on April 30, 2001.

TAEI, TAUSE, TADE, and TASCO are each a series of J.P. Morgan Series Trust. FTAIO is a series of Mutual Fund Group. The Funds offer various classes of shares as follows:

FUND    CLASSES OFFERED
----    ---------------
TAEI    Class A, Institutional, Select
TAUSE   Class A, Class B, Class C, Institutional, Select
TADE    Institutional
TASCO   Class A, Class B, Class C, Select
FTAIO   Class A, Class B, Class C, Institutional

Class A Shares provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing expenses and each class has exclusive voting rights with respect to its distribution and shareholder servicing agreement. No sales charges are assessed with respect to the Institutional Class ("Class I") or the Select Class ("Class S").

Effective August 17, 2001, the following Fund underwent a reverse split of
SHARES:

FUND                                          REVERSE SPLIT RATIO
----                                          -------------------
TAEI                                          1 share for 5

Net assets of the Funds and values of each shareholder account were unaffected by the reverse split.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financials statements. Actual results could differ from those estimates.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Fund is invested.

     A. SECURITY VALUATIONS -- Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available.

         Fixed income securities, (other than convertible bonds), with a maturity of 60 days or more held by Portfolios will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

     B. FUTURES CONTRACTS -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

         The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the coun-terparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

         Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subjects the Fund to risk of loss up to the amount of the nominal value of the futures contracts as shown in the Portfolio of Investments. Use of short futures contracts subject the Fund to unlimited risk.

     C. FOREIGN CURRENCY TRANSLATION-- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

         1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

         2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

         Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

         Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

     D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

         As of October 31, 2001, the Funds had outstanding forward foreign currency contracts as shown in Note 5.

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

         Purchases of when-issued or delayed securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its when-issued or delayed delivery purchase commitments.

     F. ORGANIZATION EXPENSES -- Organization and initial registration costs incurred in connection with establishing Funds which commenced operations prior to June 30, 1998 have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

     G. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (in thousands):

                                         ACCUMULATED
                                        UNDISTRIBUTED/            ACCUMULATED
                                      (OVERDISTRIBUTED)          NET REALIZED
                                        NET INVESTMENT            GAIN (LOSS)
              PAID-IN-CAPITAL               INCOME              ON INVESTMENTS
              --------------          -----------------        ----------------
TAUSE               $ 6,191               $    --                   $(6,191)
TADE                  9,469                    --                    (9,469)
TASCO                (1,139)                1,139                        --
FTAIO                    --                  (767)                      767

The reclassifications for TAUSE and TADE primarily relate to redemption in kind adjustments. The reclassifications for TASCO primarily relate to the character for tax purposes of current year net operating losses. The reclassifications for FTAIO primarily relate to foreign currency gains and losses.

     Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

     I. ALLOCATION OF INCOME AND EXPENSES -- Expenses of the Trusts directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES


     A. INVESTMENT ADVISORY FEE-- Each Trust, on behalf of the Funds, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM" or "Adviser"), an affiliate of

         Morgan Guaranty Trust Company of New York, ("Morgan") and a wholly owned subsidiary of J.P. Morgan Chase & Co. Under the terms of the agreement, the Funds pay JPMIM at the Following annual rates of the Funds' average daily net assets.

   FUND                                   INVESTMENT ADVISORY FEE (%)
   ----                                   ---------------------------
   TAEI                                               0.25%
   TAUSE                                              0.45
   TADE                                               0.35
   TASCO                                              0.85
   FTAIO                                              0.85

The Funds may invest in one or more of the affiliated JPMorgan money market funds. The Adviser has agreed to reimburse its advisory fee from each Fund in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE -- Pursuant to separate Administration Agreements, The Chase Manhattan Bank ("Chase") and Morgan (collectively, the "Administrators") provide certain administration services to the Funds. Chase serves as the administrator for FTAIO and Morgan serves as the administrator for TAEI, TAUSE, TADE and TASCO. Effective September 10, 2001, in connection with the elimination of the Funds paying directly sub-administration fees (0.05% annualized for FTAIO) and co-administration fees (allocable share of $425,000 plus FDI's out of pocket expenses, annualized for TAEI, TAUSE, TADE, and TASCO) the Trustees approved a new combined administration agreement. Under the terms of the agreement, the Administrator will bear all sub-administration/co-administration expenses of the funds. The administrator fee payable to Chase was simultaneously increased to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion. Prior to September 10, 2001, Chase was paid a fee from FTAIO computed at the annual rate equal to 0.10% of the Fund's average daily net assets. Also, prior to September 10, 2001, Morgan was paid a fee from TAEI, TAUSE, TADE and TASCO equal to the respective Fund's allocable share of an annual complex-wide charge equal to 0.09% of the first $7 billion of aggregate average daily net assets and 0.04% of aggregate average daily net assets in excess of $7 billion less the complex-wide fees paid to Funds Distributor, Inc. ("FDI") the co-administrator.

         The Administrators have contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

FUND            CLASS A   CLASS B    CLASS C   INSTITUTIONAL CLASS    SELECT CLASS
----            -------   -------    -------   -------------------    ------------
   TAEI           0.75       n/a        n/a           0.25               0.50
   TAUSE          1.10      1.60       1.60           0.70               0.84
   TADE            n/a       n/a        n/a           0.55                n/a
   TASCO          1.65      2.15       2.15            n/a               1.35
   FTAIO          1.80      2.30       2.30           1.00                n/a

The contractual expense limitation agreements were in effect beginning September 10, 2001 for FTAIO and for the entire fiscal year for TAEI, TAUSE, TADE and TASCO. The expense limitation percentages in the table above are due to expire September 7, 2002, for FTAIO and September 7, 2004, for TAEI, TAUSE, TADE and TASCO.

The Administrators waived fees and reimbursed expenses as outlined in Note 2.F. below.

Effective May 1, 2001, BISYS Fund Services, L.P. ("BISYS") serves as sub-administrator to TAEI, TAUSE, TADE and TASCO and is paid a portion of the fees payable to Morgan as administrator. Prior to May 1, 2001, FDI served as co-administrator for TAEI, TAUSE, TADE and TASCO and was paid fees equal to its allocable share of an annual complex-wide charge of $425,000, plus FDI's out of pocket expenses.

Effective September 10, 2001, BISYS serves as sub-administrator to FTAIO and is paid a portion of the fees payable to Chase as administrator. Prior to September 10, 2001, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. served as sub-administrator and was paid an annual fee of 0.05% of the average daily net assets of FTAIO.

     C. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement dated April 11, 2001, JPMFD serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

         The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25%, 0.75% and 0.75% of the average daily net assets of the Class A, Class B and Class C Shares, respectively, for distribution services. In addition, JPMFD receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares.

     The Distributor waived fees and reimbursed expenses as outlined in Note 2.F. below.

     Prior to April 11, 2001, FDI acted as JPMST's Distributor.

     D. SHAREHOLDER SERVICING FEES -- JPMST has entered into a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to TAEI, TAUSE, TADE and TASCO shareholders. MFG has adopted an Administrative Services Plan for shares of FTAIO which, among other things, provides that the Trust on behalf of FTAIO obtain the services of one or more Shareholder Servicing Agents. To date, Chase and certain affiliates have been the only Shareholder Servicing Agents of FTAIO. For these services Morgan or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

FUND            CLASS A   CLASS B    CLASS C   INSTITUTIONAL CLASS    SELECT CLASS
----            -------   -------    -------   -------------------    ------------
   TAEI           0.25       n/a        n/a         0.10                 0.25
   TAUSE          0.25      0.25       0.25         0.10                 0.25
   TADE            n/a       n/a        n/a         0.10                  n/a
   TASCO          0.25      0.25       0.25          n/a                 0.25
   FTAIO          0.25      0.25       0.25         0.10                  n/a

     The Shareholder Servicing Agents have waived fees as outlined in Note 2.F. below.

     In addition, Morgan, Charles Schwab & Co. ("Schwab") and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of TAEI, TAUSE, TADE and TASCO available to customers of investment advisers and other financial intermediaries who are Schwab's clients. TAEI, TAUSE, TADE and TASCO are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMIF and Morgan is terminated, TAEI, TAUSE, TADE and TASCO would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

     The Shareholder Servicing Agents voluntarily waived fees as outlined in
     Note 2.F. below.

     E. CUSTODIAN AND ACCOUNTING FEES-- Chase provides portfolio accounting and custody services for FTAIO. Compensation for such services is presented in the Statement of Operations as custodian fees.

      F. WAIVERS AND REIMBURSEMENTS -- For the year ended October 31, 2001, the Funds' vendors waived fees and reimbursed expenses for each of the Funds as follows (in thousands):

                    INVESTMENT                    SHAREHOLDER
                     ADVISORY    ADMINISTRATION    SERVICING      DISTRIBUTION
                    ----------   --------------   -----------    -------------
FTAIO                  $163          $ 19            $ 73              --

CONTRACTUAL WAIVERS

                    INVESTMENT                    SHAREHOLDER
                     ADVISORY    ADMINISTRATION    SERVICING      DISTRIBUTION
                    ----------   --------------   -----------    -------------
TAEI                 $128            $166            $115        $ --
TAUSE                  --              18              18          --
TADE                   --              15              49          --
TASCO                  --               5              --          --
FTAIO                  48              16              31          --

For each of the Funds, for the year ended October 31, 2001, the Administrator and the Distributor contractually and voluntarily reimbursed, respectively, the amounts as follows (in thousands):

                             ADMINISTRATOROR                  DISTRIBUTOR
                             ---------------                  -----------
TAEI                               $761                          $--
TAUSE                               101                           --
TADE                                105                           --
TASCO                                22                           --
FTAIO                                14                           19

     G. FUND SERVICES FEES -- JPMST had a Fund Services Agreement with Pierpont Group, Inc. ("PGI"), who assisted the Trustees in exercising their overall supervisory responsibilities for the affairs of TAEI, TAUSE, TADE and TASCO. The Trustees of the TAEI, TAUSE, TADE and TASCO represented all the existing shareholders of PGI. JPMST terminated its agreement with PGI.

     H. OTHER-- Certain officers of the Trusts are officers of JPMorgan Chase & Co. or of BISYS or their subsidiaries.

3.   INVESTMENT TRANSACTIONS
For the year ended October 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                            PURCHASES         SALES        PURCHASES       SALES
                          (EXCLUDING U.S.  (EXCLUDING       OF U.S.        OF U.S.
                            GOVERNMENT)    GOVERNMENT)    GOVERNMENT     GOVERNMENT
                          ---------------  -----------   ------------    ----------
         TAEI              $ 65,861        $ 42,684       $1,367,445   $  697,067
         TAUSE               98,892          54,188           --            --
         TADE               170,456         226,518           --            --
         TASCO              394,081         171,424           --            --
         FTAIO              289,335          73,096           --            --

     4.   FEDERAL INCOME TAX MATTERS

     For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2001, are as follows (in thousands):

                               GROSS         GROSS          NET UNREALIZED
              AGGREGATE      UNREALIZED     UNREALIZED      APPRECIATION/
                COST        APPRECIATION   DEPRECIATION    (DEPRECIATION)
              ----------    ------------   ------------    --------------
   TAEI       $1,122,036       $ 5,753     $    (29)       $  5,724
   TAUSE         241,349        21,038      (38,325)        (17,287)
   TADE          339,912        27,639      (56,028)        (28,389)
   TASCO         188,487        11,052      (49,022)        (37,970)
   FTAIO         205,497         3,242      (31,556)        (28,314)

At October 31, 2001, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                         EXPIRATION
                                AMOUNT                      DATE
                           -------------              --------------
  TAUSE                    $      81,365              Oct. 31, 2005
                                 498,314              Oct. 31, 2006
                               4,604,518              Oct. 31, 2007
                               5,193,669              Oct. 31, 2008
                              10,390,550              Oct. 31, 2009
                              ----------
                              20,768,416

   TADE                          802,394              Oct. 31, 2006
                              23,888,119              Oct. 31, 2008
                              36,383,582              Oct. 31, 2009
                              ----------
                              61,074,095
   TASCO                      39,994,253              Oct. 31, 2009
   FTAIO                      12,667,316              Oct. 31, 2009

During the year ended October 31, 2001, TAEI utilized capital loss carryforwards of $1,475,360.

5.   CONCENTRATIONS

As of October 31, 2001, TASCO invested 20.8% of its portfolio in securities issued by pharmaceutical companies.

As of October 31, 2001, substantially all of the net assets of FTAIO consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2001, FTAIO invested approximately 21.7% and 19.4% of its net assets in issuers in the United Kingdom and Japan, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

FTAIO may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in countries or regions which may vary throughout the year. Such concentrations may subject FTAIO to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

6.   BANK BORROWINGS

FTAIO may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment, of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand. This agreement will expire on January 4, 2002.

TAEI, TAUSE, TADE and TASCO may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective June 20, 2001 these Funds, along with certain other funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with Chase Manhattan Bank ("Chase", an affiliate of JPMIM), as administrative agent and Commerzbank AG as co-administrative agent. Borrowings under the agreement will bear interest at approximate market rates. A commitment fee is charged at an annual rate of 0.085% on the unused portion of the commitment amount. This agreement will expire on June 20, 2002.

Prior to June 20, 2001, TAEI, TAUSE, TADE and TASCO along with certain other funds managed by JPMIM, were in a $150,000,000 line of credit agreement with DeutscheBank. This agreement expired on June 20, 2001.

The Funds had no borrowings outstanding at October 31, 2001, nor at anytime during the year then ended.

7.   SUBSEQUENT EVENT

On November 10, 2001, The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York merged to form JPMorgan Chase Bank. The new Administrator and Shareholder Servicing Agent for the funds will be the JPMorgan Chase Bank. As a result, all references in the Annual Report to either the Chase Manhattan Bank or Morgan Guaranty Trust Company of New York should be replaced with JPMorgan Chase Bank.

8. CAPITAL SHARE TRANSACTIONS

CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS FOR THE PERIODS PRESENTED (AMOUNTS IN THOUSANDS):

TAX AWARE ENHANCED INCOME FUND

                                                                                  INSTITUTIONAL                    SELECT
                                                                              AMOUNT         SHARES         AMOUNT        SHARES
                                                                                          YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                 $  961,536        267,846     $  196,105        39,423
Shares issued in reinvestment of distributions                                  14,937          5,498          1,669           640
Shares redeemed (including shares redeemed for reverse stock split)           (331,121)      (329,304)       (49,498)      (40,117)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding                          $  645,352        (55,960)    $  148,276           (54)
====================================================================================================================================
                                                                                          YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                 $  250,111        125,846     $   50,821        25,549
Shares issued in reinvestment of distributions                                   9,774          4,919          1,165           586
Shares redeemed                                                               (316,244)      (159,311)       (43,102)      (21,677)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding                          $  (56,359)       (28,546)    $    8,884         4,458
====================================================================================================================================

TAX AWARE U.S. EQUITY FUND

                                                                   CLASS A                    CLASS B                  CLASS C
                                                            AMOUNT        SHARES       AMOUNT        SHARES      AMOUNT      SHARES
                                                                                PERIOD ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                $    992          59      $   1,294          77      $   116          7
Shares issued in reinvestment of distributions                   --          --             --          --           --         --
Shares redeemed                                                 (83)         (5)            --          --           --         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                    $    909          54      $   1,294          77      $   116          7
====================================================================================================================================

*For Class A, B and C Shares, from commencement of offering on April 16, 2001.

                                                                                  INSTITUTIONAL                SELECT
                                                                               AMOUNT      SHARES       AMOUNT        SHARES
                                                                                        YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                   $16,235       1,265      $ 94,111        5,248
Shares issued in reinvestment of distributions                                     50           4           529           29
Shares redeemed                                                                (2,004)       (165)      (66,255)      (3,876)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                       $14,281       1,104      $ 28,385        1,401
====================================================================================================================================
                                                                                        YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                   $   225          15      $101,274        4,968
Shares issued in reinvestment of distributions                                     --          --           688           35
Shares redeemed                                                                    --          --       (31,196)      (1,559)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                       $   225          15      $ 70,766        3,444
====================================================================================================================================

TAX AWARE DISCIPLINED EQUITY FUND

                                                                                    INSTITUTIONAL
                                                                               AMOUNT          SHARES
                                                                             YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                    $ 137,479         8,525
Shares issued in reinvestment of distributions                                     1,445            85
Shares redeemed                                                                 (195,300)      (12,126)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding                                        $ (56,376)       (3,516)
====================================================================================================================================
                                                                             YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                    $ 222,245        11,740
Shares issued in reinvestment of distributions                                     2,631           141
Shares redeemed                                                                  (98,564)       (5,313)
Service charge                                                                       176            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                        $ 126,488         6,568
====================================================================================================================================

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

                                                                                          CLASS A                    CLASS B
                                                                                   AMOUNT         SHARES      AMOUNT         SHARES
                                                                                            PERIOD ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                         $262            22       $     85            8
Shares issued in reinvestment of distributions                                        --            --             --           --
Shares redeemed                                                                      (33)           (3)            --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                             $229            19       $     85            8
====================================================================================================================================
                                                                                          CLASS C                    SELECT
                                                                                   AMOUNT         SHARES      AMOUNT         SHARES
                                                                                            PERIOD ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                         $156            11       $298,345       20,797
Shares issued in reinvestment of distributions                                        --            --             --           --
Shares redeemed                                                                       --            --        (71,069)      (6,575)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                             $156            11       $227,276       14,222
====================================================================================================================================

*For Class A, B and C Shares, from commencement of offering on April 16, 2001.
 For Select Shares, from commencement of offering on December 12, 2000.

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                                                                                          CLASS A                    CLASS B
                                                                                   AMOUNT         SHARES      AMOUNT         SHARES
                                                                                            PERIOD ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                       $4,336           336       $     30            2
Shares issued in reinvestment of distributions                                        --            --             --           --
Shares redeemed                                                                     (492)          (41)            --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                           $3,844           295       $     30            2
====================================================================================================================================
                                                                                          CLASS C                 INSTITUTIONAL
                                                                                   AMOUNT         SHARES      AMOUNT         SHARES
                                                                                            PERIOD ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                       $   10             1       $272,433       18,677
Shares issued in reinvestment of distributions                                        --            --             --           --
Shares redeemed                                                                       --            --        (55,963)      (4,519)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                           $   10             1       $216,470       14,158
====================================================================================================================================

*For Class A, B and C Shares, from commencement of offering on April 30, 2001.
 For Institutional Shares, from commencement of offering on May 1, 2001.

FINANCIAL HIGHLIGHTS

                                                                                           TAX AWARE ENHANCED INCOME FUND
                                                                                                 INSTITUTIONAL CLASS
                                                                                                                       4/16/99*
                                                                                              YEAR ENDED               THROUGH
                                                                                      10/31/01^        10/31/00^      10/31/99^
                                                                                      ---------        ---------      ---------
Per share operating performance:
Net Asset Value, Beginning of Period                                                  $ 9.95           $ 9.95         $10.00
                                                                                      ------           ------         ------
Income from Investment Operations:
  Net Investment Income                                                                 0.39             0.45           0.20
  Net gains or losses in securities (both realized and unrealized)                      0.15               --          (0.05)
                                                                                      ------           ------         ------
    Total from Investment Operations                                                    0.54             0.45           0.15
Less Distributions:
  From Net Investment Income                                                            0.39             0.45           0.20
  From Net Realized Gain                                                                  --               --             --
                                                                                      ------           ------         ------
    Total Distributions                                                                 0.39             0.45           0.20
                                                                                      ------           ------         ------
Net Asset Value, End of Period                                                        $10.10           $ 9.95           9.95
                                                                                      ======           ======         ======
Total Return                                                                            5.63%            4.55%          1.57%(b)
Ratios/Supplemental Data:
  Net Assets, End of Period (millions)                                                $  951           $  299         $  355
Ratios to average net assets:#
  Net Expenses                                                                          0.25%            0.25%          0.25%
  Net investment income                                                                 3.80%            4.43%          4.01%
  Expenses without reimbursements                                                       0.50%            0.50%          0.57%
  Net investment income without reimbursements                                          3.55%            4.18%          3.69%
Portfolio turnover rate                                                                  142%             172%            69%(b)

*   Commencement of offering of class of shares.
^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
#   Short periods have been annualized.
(b) Not Annualized.

                       See notes to financial statements.

                                                                                           TAX AWARE ENHANCED INCOME FUND
                                                                                                     SELECT CLASS
                                                                                                                        5/6/99*
                                                                                              YEAR ENDED               THROUGH
                                                                                      10/31/01^        10/31/00^      10/31/99^
                                                                                      ---------        ---------      ---------
Per share operating performance:
Net Asset Value, Beginning of Period                                                  $ 9.95           $ 9.95         $10.00
                                                                                      ------           ------         ------
Income from Investment Operations:
  Net Investment Income                                                                 0.36             0.40           0.20
  Net gains or losses in securities (both realized and unrealized)                      0.16               --          (0.05)
                                                                                      ------           ------         ------
    Total from Investment Operations                                                    0.52             0.40           0.15
                                                                                      ------           ------         ------
Less Distributions:
  From Net Investment Income                                                            0.36             0.40           0.20
  From Net Realized Gain                                                                  --               --             --
                                                                                      ------           ------         ------
    Total Distributions                                                                 0.36             0.40           0.20
                                                                                      ------           ------         ------
Net Asset Value, End of Period                                                        $10.11           $ 9.95         $ 9.95
                                                                                      ======           ======         ======
Total Return                                                                            5.47%            4.29%          1.29%(b)
Ratios/Supplemental Data:
  Net Assets, End of Period (millions)                                                $  186           $   37         $   28
Ratios to average net assets:#
  Net Expenses                                                                          0.50%            0.50%          0.50%
  Net investment income                                                                 3.51%            4.23%          3.75%
  Expenses without reimbursements                                                       0.67%            0.67%          0.72%
  Net investment income without reimbursements                                          3.34%            4.06%          3.53%
Portfolio turnover rate                                                                  142%             172%            69%(b)

*   Commencement of offering of class of shares.
^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
#   Short periods have been annualized.
(b) Not Annualized.

                       See notes to financial statements.

                                                                                             TAX AWARE U.S. EQUITY FUND
                                                                                       CLASS A          CLASS B        CLASS C
                                                                                       4/16/01*         4/16/01*       4/16/01*
                                                                                       THROUGH          THROUGH        THROUGH
                                                                                       10/31/01         10/31/01       10/31/01
                                                                                      ---------        ---------      ---------
Per share operating performance:
Net Asset Value, Beginning of Period                                                  $16.88           $16.88         $16.88
                                                                                      ------           ------         ------
Income from Investment Operations:
  Net Investment Income (loss)                                                          0.03^           (0.03)^        (0.02)^
  Net gains or losses in securities (both realized and unrealized)                     (1.27)           (1.33)         (1.35)
                                                                                      ------           ------         ------
    Total from Investment Operations                                                   (1.24)           (1.36)         (1.37)
                                                                                      ------           ------         ------
Less Distributions:
  From Net Investment Income                                                            0.06             0.05           0.06
  From Net Realized Gain                                                                  --               --             --
                                                                                      ------           ------         ------
    Total Distributions                                                                 0.06             0.05           0.06
                                                                                      ------           ------         ------
Net Asset Value, End of Period                                                        $15.58           $15.47         $15.45
                                                                                      ======           ======         ======
Total Return                                                                           (7.38%)(b)       (8.09%)(b)     (8.16%)(b)
Ratios/Supplemental Data:
  Net Assets, End of Period (millions)                                                $    1           $    1         $   --@
Ratios to average net assets:#
  Net Expenses                                                                          1.04%            1.60%          1.57%
  Net investment income                                                                 0.33%           (0.35%)        (0.17%)
  Expenses without reimbursements                                                       8.73%            7.71%         23.55%+
  Net investment income without reimbursements                                         (7.36%)          (6.46%)       (22.15%)+
Portfolio turnover rate                                                                   22%(b)           22%(b)         22%(b)

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
(b) Not Annualized.
@   Amounts round to less than one million.
+ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                                      TAX AWARE U.S. EQUITY FUND
                                                                                         INSTITUTIONAL SHARES
                                                                                      YEAR ENDED        9/15/00*
                                                                                      OCTOBER 31,       THROUGH
                                                                                         2001           10/31/00
                                                                                      ----------       ---------
Per share operating performance:
Net Asset Value, Beginning of Period                                                  $ 14.73          $ 15.00
                                                                                        -----            -----
Income from Investment Operations:
  Net Investment Income                                                                  0.08^            0.01^
  Net gains or losses in securities (both realized and unrealized)                      (3.55)           (0.28)
                                                                                        -----            -----
    Total from Investment Operations                                                    (3.47)           (0.27)
                                                                                        -----            -----
Less Distributions:
  From Net Investment Income                                                             0.11               --
  From Net Realized Gain                                                                   --               --
                                                                                        -----            -----
    Total Distributions                                                                  0.11               --
                                                                                        -----            -----
Net Asset Value, End of Period                                                        $ 11.15          $ 14.73
                                                                                        =====            =====
Total Return                                                                           (23.67%)          (1.80%)(b)
Ratios/Supplemental Data:
  Net Assets, End of Period (millions)                                                $    12          $    --@
Ratios to average net assets:#
  Net Expenses                                                                           0.70%            0.70%
  Net investment income                                                                  0.69%            0.51%
  Expenses without reimbursements                                                        0.93%            0.85%
  Net investment income without reimbursements                                           0.46%            0.36%
Portfolio turnover rate                                                                    22%              15%(b)

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
(b) Not Annualized.
@   Amounts round to less than one million.

                       See notes to financial statements.

                                                                                      TAX AWARE U.S. EQUITY FUND
                                                                                            SELECT SHARES
                                                                                                                         12/18/96*
                                                                                         YEAR ENDED                       THROUGH
                                                                      10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
                                                                     ---------    ---------    ---------    ---------    ---------
Per share operating performance:
Net Asset Value, Beginning of Period                                 $ 20.51      $ 18.73      $ 15.19      $ 12.57      $ 10.00
                                                                     -------      -------      -------      -------      -------
Income from Investment Operations:
  Net Investment Income                                                 0.10^        0.09         0.10         0.08         0.06
  Net gains or losses in securities (both realized and unrealized)     (4.96)        1.77         3.55         2.65         2.52
                                                                     -------      -------      -------      -------      -------
    Total from Investment Operations                                   (4.86)        1.86         3.65         2.73         2.58
                                                                     -------      -------      -------      -------      -------
Less Distributions:
  From Net Investment Income                                            0.06         0.08         0.11         0.11         0.01
  From Net Realized Gain                                                  --           --           --           --           --
                                                                     -------      -------      -------      -------      -------
    Total Distributions                                                 0.06         0.08         0.11         0.11         0.01
                                                                     -------      -------      -------      -------      -------
Net Asset Value, End of Period                                       $ 15.59      $ 20.51      $ 18.73      $ 15.19      $ 12.57
                                                                     =======      =======      =======      =======      =======
Total Return                                                          (23.76%)       9.96%       24.05%       21.81%       25.83%(b)
Ratios/Supplemental Data:
  Net Assets, End of Period (millions)                               $   212      $   249      $   163      $    77      $    26
Ratios to average net assets:#
  Net Expenses                                                          0.84%        0.85%        0.85%        0.85%        0.85%
  Net investment income                                                 0.56%        0.46%        0.58%        0.63%        0.70%
  Expenses without reimbursements                                       0.87%        0.85%        0.90%        1.09%        2.16%
  Net investment income without reimbursements                          0.53%        0.46%        0.53%        0.39%       (0.61%)
Portfolio turnover rate                                                   22%          15%          29%          44%          23%(b)

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
(b) Not Annualized.

                       See notes to financial statements.

                                                                                    TAX AWARE DISCIPLINED EQUITY FUND
                                                                                           INSTITUTIONAL SHARES
                                                                                                                          1/30/97*
                                                                                         YEAR ENDED                       THROUGH
                                                                      10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
                                                                     ---------    ---------    ---------    ---------    ---------
Per share operating performance:
Net Asset Value, Beginning of Period                                 $ 18.87      $ 18.19      $ 14.71      $ 12.08      $ 10.00
                                                                     -------      -------      -------      -------      -------
Income from Investment Operations:
  Net Investment Income                                                 0.14         0.15         0.15         0.11         0.06
  Net gains or losses in securities (both realized and unrealized)     (4.57)        0.68         3.48         2.68         2.02
                                                                     -------      -------      -------      -------      -------
    Total from Investment Operations                                   (4.43)        0.83         3.63         2.79         2.08
                                                                     -------      -------      -------      -------      -------
Less Distributions:
  From Net Investment Income                                            0.08         0.15         0.15         0.16           --
  From Net Realized Gain                                                  --           --           --           --           --
                                                                     -------      -------      -------      -------      -------
    Total Distributions                                                 0.08         0.15         0.15         0.16           --
                                                                     -------      -------      -------      -------      -------
Net Asset Value, End of Period                                       $ 14.36      $ 18.87      $ 18.19      $ 14.71      $ 12.08
                                                                     =======      =======      =======      =======      =======
Total Return                                                          (23.55%)       4.54%       24.72%       23.26%       20.80%(b)
Ratios/Supplemental Data:
  Net Assets, End of Period (millions)                               $   313      $   478      $   341      $    90      $    12
Ratios to average net assets:#
  Net Expenses                                                          0.55%        0.55%        0.55%        0.55%        0.55%
  Net investment income                                                 0.77%        0.78%        0.94%        0.97%        1.19%
  Expenses without reimbursements                                       0.60%        0.59%        0.65%        1.02%        4.59%
  Net investment income without reimbursements                          0.72%        0.74%        0.84%        0.50%       (2.85%)
Portfolio turnover rate                                                   44%          51%          40%          57%          35%(b)

*   Commencement of offering of class of shares.
#   Short periods have been annualized.
(b) Not Annualized.

                       See notes to financial statements.

                                                                        TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                                                                      CLASS A       CLASS B      CLASS C      SELECT
                                                                      4/16/01*     4/16/01*     4/16/01*    12/12/01*
                                                                       THROUGH      THROUGH      THROUGH      THROUGH
                                                                      10/31/01     10/31/01     10/31/01     10/31/01
                                                                     ---------    ---------    ---------    ---------
Per share operating performance:
Net Asset Value, Beginning of Period                                 $ 12.17      $ 12.17      $ 12.17      $ 15.00
                                                                     -------      -------      -------      -------
Income from Investment Operations:
  Net Investment Income (loss)                                         (0.08)^      (0.11)^      (0.11)^      (0.08)^
  Net gains or losses in securities (both realized and unrealized)     (1.70)       (1.64)       (1.70)       (4.50)
                                                                     -------      -------      -------      -------
    Total from Investment Operations                                   (1.78)       (1.75)       (1.81)       (4.58)
                                                                     -------      -------      -------      -------
Less Distributions:
  From Net Investment Income                                              --           --           --           --
  From Net Realized Gain                                                  --           --           --           --
                                                                     -------      -------      -------      -------
    Total Distributions                                                   --           --           --           --
                                                                     -------      -------      -------      -------
Net Asset Value, End of Period                                       $ 10.39      $ 10.42      $ 10.36      $ 10.42
                                                                     =======      =======      =======      =======
Total Return                                                          (14.63%)(b)  (14.38%)(b) (14.87%)(b)   (30.53%)(b)
Ratios/Supplemental Data:
  Net Assets, End of Period (millions)                               $    --@     $    --@     $    --@     $   149
Ratios to average net assets:#
  Net Expenses                                                          1.64%        2.15%        2.09%        1.22%
  Net investment income (loss)                                         (1.10%)      (1.61%)      (1.55%)      (0.68%)
  Expenses without reimbursements                                      17.86%+      50.28%+      18.24%+       1.22%
  Net investment income (loss) without reimbursements                 (17.32%)+    (49.74%)+    (17.74%)+     (0.68%)
Portfolio turnover rate                                                   92%(b)       92%(b)       92%(b)       92%(b)

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
@   Amounts round to less than one million.
(b) Not Annualized.
+ Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                      FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                                                                      CLASS A       CLASS B      CLASS C    INSTITUTIONAL
                                                                      4/30/01*     4/30/01*      4/30/01*      5/1/01*
                                                                      THROUGH      THROUGH       THROUGH      THROUGH
                                                                      10/31/01     10/31/01      10/31/01     10/31/01
                                                                     ---------    ---------    ---------    -------------
Per share operating performance:
Net Asset Value, Beginning of Period                                 $ 15.00      $ 15.00      $ 15.00      $ 15.00
                                                                     -------      -------      -------      -------
Income from Investment Operations:
  Net Investment Income (loss)                                          0.08^        0.01^       (0.02)^       0.07^
  Net gains or losses in securities (both realized and unrealized)     (2.70)       (2.66)       (2.63)       (2.64)
                                                                     -------      -------      -------      -------
    Total from Investment Operations                                   (2.62)       (2.65)       (2.65)       (2.57)
                                                                     -------      -------      -------      -------
Less Distributions:
  From Net Investment Income                                              --           --           --           --
  From Net Realized Gain                                                  --           --           --           --
                                                                     -------      -------      -------      -------
    Total Distributions                                                   --           --           --           --
                                                                     -------      -------      -------      -------
Net Asset Value, End of Period                                       $ 12.38      $ 12.35      $ 12.35      $ 12.43
                                                                     =======      =======      =======      =======
Total Return                                                          (17.47%)     (17.67%)     (17.67%)     (17.13%)(b)
Ratios/Supplemental Data:
  Net Assets, End of Period (millions)                               $     4      $    --@     $    --@     $   176
Ratios to average net assets:#
  Net Expenses                                                          1.80%        2.29%        2.28%        1.00%
  Net investment income (loss)                                          0.29%       (0.20%)      (0.19%)       1.09%
  Expenses without reimbursements                                       5.48%+      20.63%+      37.67%+       1.33%
  Net investment income (loss) without reimbursements                  (3.39%)+    (18.54%)+    (35.58%)+      0.76%
Portfolio turnover rate                                                   43%          43%          43%          43%(b)

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
@   Amounts round to less than one million.
(b) Not Annualized.
+ Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

JPMorgan
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
JPMorgan Series Trust and Mutual Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware U.S. Equity Fund, JPMorgan Tax Aware Disciplined Equity Fund and JPMorgan Tax Aware Small Company Opportunities Fund (separate portfolios of JPMorgan Series Trust) and JPMorgan Fleming Tax Aware International Opportunities Fund (a separate portfolio of Mutual Fund Group, hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 2001

JPMorgan
TAX LETTER (UNAUDITED)
(TAX LETTER UNAUDITED)

JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Small Company Opportunities Fund
JPMorgan Fleming Tax Aware International Opportunities Fund

Certain tax information for the JPMorgan Tax Aware Funds that is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2001. The information and distributions reported in this letter may differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns for the calendar year ending December 31, 2001 will be received under a separate cover:

The dividends paid from net investment income are 97.44% exempt from Federal income tax for JPMorgan Tax Aware Enhanced Income Fund.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001:

The following represents the percentage of distributions eligible for dividends received deduction. There were no long term capital gains distributed by the Funds.

                                                    DIVIDENDS RECEIVED
JPMORGAN FUND                                            DEDUCTION
--------------------------------------------------------------------------------
Tax Aware Enhanced Income Fund                                --
Tax Aware U.S. Equity Fund                                 99.30%
Tax Aware Disciplined Equity Fund                          99.80%
Tax Aware Small Company Opportunities Fund                    --
Fleming Tax Aware International Opportunities Fund            --

                      [This page intentionally left blank]

JPMORGAN
FUNDS

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Value Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming Japan Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

FIXED INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short-Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

INVESTMENT ADVISER
J.P. Morgan Investment
Management

ADMINISTRATOR,
SHAREHOLDER AND
FUND SERVICING AGENT
AND CUSTODIAN
The Chase Manhattan Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett
Sullivan & Cromwell

INDEPENDENT
ACCOUNTANTS
PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with JPMorgan Chase Bank. JPMorgan Chase Bank and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

      (C)J.P. Morgan Chase & Co., 2001 All Rights Reserved. December 2001

                                                                      AN-TA-1201